                                                [PRELIMINARY COPY]
                                          OPPENHEIMER TRINITY GROWTH FUND
                         Two World Trade Center, 34th Floor, New York, New York 10048-0203
                                                  1-800-525-7048

                                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                           TO BE HELD ON AUGUST 30, 2001

      To the Shareholders of Oppenheimer Trinity Growth Fund:

      Notice is hereby given that a Special Meeting of the  Shareholders  of Oppenheimer  Trinity Growth Fund
      ("Trinity  Growth  Fund"),  a  registered  investment  management  company,  will be held at 6803 South
      Tucson Way,  Englewood,  CO 80112 at 1:00 P.M.,  Mountain time, on August 30, 2001, or any adjournments thereof (the "Meeting"), for the following purposes:

      1. To  approve  an  Agreement  and Plan of  Reorganization  between  Oppenheimer  Trinity  Growth  Fund
      ("Trinity  Growth  Fund") and  Oppenheimer  Large Cap Growth Fund  ("Large Cap Growth  Fund"),  and the
      transactions  contemplated  thereby,  including  (a) the  transfer of all the assets of Trinity  Growth
      Fund to Large Cap  Growth  Fund in  exchange  for Class A, Class B, Class C, Class N and Class Y shares of Large Cap  Growth  Fund,  (b) the  distribution  of these  shares of Large  Cap  Growth  Fund to the corresponding  Class A, Class B, Class C, Class N and Class Y  shareholders  of Trinity  Growth Fund in complete  liquidation  of Trinity Growth Fund and (c) the  cancellation  of the  outstanding  shares of
      Trinity Growth Fund (all of the foregoing being referred to as the "Proposal").

      2.  To act upon such other matters as may properly come before the Meeting.

      Shareholders  of record at the close of  business  on June 13,  2001 are  entitled to notice of, and to vote at, the Meeting.  The  Proposal is more fully  discussed in the Proxy  Statement  and  Prospectus.
      Please read it carefully  before telling us, through your proxy or in person,  how you wish your shares to be  voted.  The  Board  of  Trustees  of  Trinity  Growth  Fund  recommends  a vote in  favor of the
      Proposal.  WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

      By Order of the Board of Trustees,
      Andrew J. Donohue, Secretary
      July 13, 2001
      [341]

      Shareholders  who do not expect to attend the Meeting are requested to indicate  voting  instructions  on the enclosed  proxy  and to  date,  sign  and  return  it in the  accompanying  postage-paid  envelope.  To avoid unnecessary  duplicate  mailings,  we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

      As with all mutual funds,  the  Securities  and Exchange  Commission  has not approved or  disapproved  these securities  or passed  upon the  adequacy  of this  Prospectus/Proxy  Statement.  Any  representation  to the contrary is a criminal offense.

                                                [PRELIMINARY COPY]
                                      COMBINED PROSPECTUS AND PROXY STATEMENT
                                                DATED JULY 13, 2001

                           Acquisition of the Assets of OPPENHEIMER TRINITY GROWTH FUND

                  By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of
                                         OPPENHEIMER LARGE CAP GROWTH FUND

         This combined  Prospectus  and Proxy  Statement  solicits  proxies from the  shareholders  of  Oppenheimer
Trinity Growth Fund ("Trinity  Growth Fund") to be voted at a Special  Meeting of  Shareholders  (the "Meeting") to
approve  the  Agreement  and  Plan  of  Reorganization  (the  "Reorganization   Agreement")  and  the  transactions
contemplated  thereby (the  "Reorganization")  between  Trinity Growth Fund and  Oppenheimer  Large Cap Growth Fund
("Large Cap Growth  Fund").  This  combined  Prospectus/Proxy  Statement  constitutes  the  Prospectus of Large Cap
Growth Fund and the Proxy  Statement  of Trinity  Growth Fund filed on Form N-14 with the  Securities  and Exchange
Commission  ("SEC"). If shareholders vote to approve the Reorganization  Agreement and the Reorganization,  the net
assets of Trinity  Growth  Fund will be  acquired  by and in  exchange  for shares of Large Cap  Growth  Fund.  The
Meeting  will be held at the offices of  OppenheimerFunds,  Inc. at 6803 South Tucson Way,  Englewood,  CO 80112 on
August 30,  2001 at 1:00 P.M.  Mountain  time.  The Board of Trustees of Trinity  Growth Fund is  soliciting  these proxies on behalf of Trinity Growth Fund.  This  Prospectus/Proxy  Statement will first be sent to  shareholders on or about July 13, 2001.

         If the  shareholders  vote to approve the  Reorganization  Agreement,  you will receive  Class A shares of
Large Cap  Growth  Fund  equal in value to the value as of the  Valuation  Date of your  Class A shares of  Trinity
Growth Fund;  Class B shares of Large Cap Growth Fund equal in value to the value as of the Valuation  Date of your
Class B shares of Trinity  Growth  Fund;  Class C shares of Large Cap Growth Fund equal in value to the value as of the  Valuation  Date of your Class C shares of Trinity  Growth Fund;  Class N shares of Large Cap Growth Fund equal in value to the value as of the Valuation  Date of your Class N shares of Trinity  Growth Fund;  and Class Y shares of Large Cap  Growth  Fund equal in value to the value as of the  Valuation  Date of your Class Y shares of Trinity
Growth Fund.  Trinity Growth Fund will then be liquidated  and  de-registered  under the Investment  Company Act of
1940.

         Large Cap Growth  Fund's  investment  objective  is to seek  capital  appreciation.  Large Cap Growth Fund invests  mainly in common stocks of U.S.  companies the portfolio  managers has selected from among those  included in the Russell  1000(R)Growth Index.  The Russell 1000(R)Growth Index  consists of common stocks that are believed to have a  greater-than-average  growth  orientation.  The Index is a subset of the Russell  1000(R)Index,  an index of large-cap  U.S.  companies.  The  Fund  currently  considers  a  "large  cap"  issuer  to be one  having  a  market capitalization  of at least  $12  billion,  but that  number  can  change  as  relative  market  values  of  stocks fluctuate.

         This  Prospectus/Proxy  Statement gives  information  about Class A, Class B, Class C, Class N and Class Y shares  of Large Cap  Growth  Fund  that you  should  know  before  investing.  You  should  retain  it for  future reference. A Statement of Additional  Information relating to the Reorganization  described in this Proxy Statement and Prospectus,  dated July 13, 2001,  (the "Proxy  Statement of Additional  Information")  has been filed with the
Securities and Exchange  Commission  ("SEC") as part of the Registration  Statement on Form N-14 (the "Registration
Statement")  and is  incorporated  herein by reference.  You may receive a copy by written  request to the Transfer
Agent or by calling  toll-free as detailed  above.  The Proxy  Statement  of  Additional  Information  includes the following  documents:  (i) Annual  Report  and  Semi-Annual  Reports  as of July 31,  2000 and  January  31,  2001,
respectively,  of Large Cap Growth  Fund;  (ii)  Annual  Report and  Semi-Annual  Reports,  as of July 31, 2000 and
January 31, 2001,  respectively,  of Trinity  Growth Fund;  (iii) the Large Cap Growth Fund Statement of Additional
Information; and (iv) Trinity Growth Fund Statement of Additional Information.

         The  Prospectus  of Large Cap Growth Fund dated  January  30,  2001,  as  supplemented  March 1, 2001,  is attached  to and  considered  a part of this  Prospectus/Proxy  Statement  and is  intended  to  provide  you  with information about Large Cap Growth Fund.

         The  following  documents  have been filed with the SEC and are  available  without  charge  upon  written request to  OppenheimerFunds  Services (the "Transfer Agent") or by calling the toll-free number shown above: (i) a
Prospectus  for Trinity Growth Fund,  dated January 22, 2001, as  supplemented  March 1, 2001;  (ii) a Statement of
Additional  Information  for Trinity  Growth Fund,  dated January 22, 2001,  as revised March 1, 2001;  and (iii) a
Statement of Additional Information for Large Cap Growth Fund, dated January 30, 2001, as revised March 1, 2001.

Mutual fund shares are not deposits or  obligations  of any bank,  and are not insured or guaranteed by the Federal
Deposit Insurance  Corporation or any other U.S.  government  agency.  Mutual fund shares involve  investment risks including the possible loss of principal.

This Proxy Statement and Prospectus is dated July 13, 2001.

                                                 TABLE OF CONTENTS
                                      COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                                                          Page
Synopsis
         What am I being asked to vote on?.........................................................   6
         What are the general tax consequences of the Reorganization?........................   7
Comparisons of Some Important Features
         How do the investment objectives and policies of the Funds compare?...............  7
         Who manages the Funds?..................................................................... 8
         What are the fees and expenses of each Fund and those expected after the

Reasons for the Reorganization
Information about the Reorganization

         What should I know about Class A, Class B, Class C, Class N and Class Y shares of
             Large Cap Growth Fund?..................................................................   25
         What are the capitalizations of the Funds and what might the capitalizations be after the
             Reorganization?..............................................................................  25
Comparison of Investment Objectives and Policies
         Are there any significant differences between the investment objectives and strategies of

Voting Information

Information about Large Cap Growth Fund
Information about Trinity Growth Fund
Principal Shareholders
Exhibit A - Agreement and Plan of  Reorganization by and between  Oppenheimer  Trinity Growth Fund, and Oppenheimer
Large Cap Growth Fund

Enclosures:
Prospectus of Oppenheimer Large Cap Growth Fund, dated January 30, 2001, as supplemented
     March 1, 2001.

                                                      SYNOPSIS

         This is only a summary and is qualified in its entirety by the more detailed  information  contained in or incorporated  by reference in this  Prospectus and Proxy  Statement and by the  Reorganization  Agreement  which is attached  as  Exhibit  A.  Shareholders  should  carefully  review  this  Prospectus  and Proxy  Statement  and the
Reorganization  Agreement in their  entirety and, in  particular,  the current  Prospectus of Large Cap Growth Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

         Shareholders of Trinity Growth Fund holding  certificates  representing  their shares will not be required to surrender  their  certificates in connection with the  reorganization.  However,  former Class A shareholders of
Trinity Growth Fund whose shares are represented by outstanding  share  certificates  will not be allowed to redeem or exchange class shares of Large Cap Growth Fund they receive in the  Reorganization  until the  certificates  for the exchanged Trinity Growth Fund have been returned to the Transfer Agent.

What am I being asked to vote on?

Your  Fund's  investment  manager,  OppenheimerFunds,  Inc.  (the  "Manager"),  proposed to the Board of Trustees a reorganization  of your  Fund,  Trinity  Growth  Fund,  with and into  Oppenheimer  Large Cap  Growth  Fund so that shareholders  of Trinity Growth Fund may become  shareholders  of a  substantially  larger fund advised by the same investment advisor with generally historically  comparable  performance,  and investment objectives,  policies, and strategies  very similar to those of their current Fund. In addition,  portfolio  management of the surviving Large
Cap Growth Fund will be the same one that manages  Trinity  Growth Fund.  The Board also  considered  the fact that the surviving  fund has the  potential for lower overall  operating  expenses.  In addition,  the Board  considered that both Funds have Class A, Class B, Class C, Class N and Class Y shares  offered  under  identical  sales charge arrangements.  The Board also  considered that the  Reorganization  would be a tax-free  reorganization,  and there would be no sales charge  imposed in effecting the  Reorganization.  In addition,  due to the  relatively  moderate costs of the  reorganization,  the Boards of both Funds concluded that neither Fund would experience  dilution as a result of the Reorganization.

         A  reorganization  of  Trinity  Growth  Fund with and into  Large Cap Growth  Fund is  recommended  by the
Manager based on the fact that both Funds have very similar  investment  policies,  practices and  objectives,  and both are managed by Trinity Investment Management Corporation personnel.

         At a  meeting  held on April  12,  2001,  the  Board  of  Trustees  of  Trinity  Growth  Fund  approved  a reorganization  transaction  that will,  if approved by  shareholders,  result in the transfer of the net assets of
Trinity  Growth Fund to Large Cap Growth  Fund,  in exchange for an equal value of shares of Large Cap Growth Fund.
The shares of Large Cap Growth  Fund will then be  distributed  to Trinity  Growth  Fund  shareholders  and Trinity
Growth Fund will be liquidated.  As a result of the  Reorganization,  you will cease to be a shareholder of Trinity
Growth Fund and will become a  shareholder  of Large Cap Growth Fund.  This exchange will occur on the Closing Date of the Reorganization.

         Approval of the  Reorganization  means you will  receive  Class A shares of Large Cap Growth Fund equal in value to the value as of the  Valuation  Date of your  Class A shares of  Trinity  Growth  Fund;  Class B shares of
Large Cap  Growth  Fund  equal in value to the value as of the  Valuation  Date of your  Class B shares of  Trinity
Growth Fund;  Class C shares of Large Cap Growth Fund equal in value to the value as of the Valuation  Date of your
Class C shares of Trinity  Growth  Fund;  Class N shares of Large Cap Growth Fund equal in value to the value as of the  Valuation  Date of your Class N shares of Trinity  Growth  Fund;  and Class Y shares of Large Cap Growth  Fund equal in value as of the  Valuation  Date of your Class Y shares of Trinity  Growth  Fund.  The shares you  receive will be issued at net asset value  without a sales  charge or the payment of a  contingent  deferred  sales  charge
("CDSC")  although if your shares of Trinity  Growth Fund are subject to a CDSC,  your Large Cap Growth Fund shares will continue to be subject to the same CDSC applicable to your shares.

         For the reasons set forth in the "Reasons for the  Reorganization"  section,  the Board of Trinity  Growth
Fund has determined that the  Reorganization  is in the best interests of the  shareholders of Trinity Growth Fund.
The Board  concluded that no dilution in value would result to  shareholders  of Trinity Growth Fund as a result of the Reorganization.

                                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                                TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

         It is expected  that  shareholders  of Trinity  Growth Fund who are U.S.  citizens  will not recognize any gain or loss for federal  income tax purposes,  as a result of the exchange of their shares for shares of Large Cap
Growth Fund. You should,  however,  consult your tax advisor  regarding the effect,  if any, of the  Reorganization in light of your  individual  circumstances.  You should also  consult  your tax advisor  about state and local tax consequences.  For  further  information  about  the  tax  consequences  of  the  Reorganization,  please  see  the
"Information About the Reorganization--What are the Tax Consequences of the Reorganization?"

                                      COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Funds compare?

         Trinity  Growth  Fund and Large Cap  Growth  Fund have the same  investment  objective.  As a  fundamental investment policy, both Funds' investment objective is to seek capital appreciation.

         In seeking their  investment  objectives,  Trinity Growth Fund and Large Cap Growth Fund utilize a similar investing  strategy.  Both  Funds  invest  primarily  in large cap U.S.  issuers,  and both are  managed by Trinity
Investment Management Corporation personnel using Trinity's quantitative models.

         Please  refer  to the  Annual  and  Semi-Annual  Reports  of both  Funds  for a  complete  listing  of the investments for each Fund.

Who Manages the Funds?

         The  day-to-day  management  of the  business  and  affairs  of  each  Fund is the  responsibility  of the
Manager.  Trinity Growth Fund is an open-end  diversified  investment  management  company with an unlimited number of  authorized  shares of  beneficiall  interest  organized as a  Massachusetts  business  trust on May 6, 1999. It commenced  operations  on  September  1, 1999.  Trinity  Growth Fund is governed by a Board of  Trustees,  which is responsible for protecting the interests of shareholders  under  Massachusetts  law. Trinity Growth Fund is located at Two World Trade Center, New York, New York 10048-0203.

         Large Cap Growth Fund is an open-end,  diversified  investment management company with an unlimited number of authorized shares of beneficial  interest organized as a Massachusetts  business trust on January 14, 1998 under the name  "Oppenheimer  Institutional  Growth Fund." On April 27, 1998, the name was changed to  Oppenheimer  Large
Cap Growth  Fund.  It commenced  operation  on December  17, 1998.  Large Cap Growth Fund is governed by a Board of
Trustees,  which is responsible for protecting the interests of  shareholders  under  Massachusetts  law. Large Cap
Growth Fund is located at Two World Trade Center, New York, New York 10048-0203.

         The  Manager,  located at Two World  Trade  Center,  New York,  New York  10048-0203,  acts as  investment advisor to both Funds.  The three members of the portfolio  management  team for Trinity  Growth Fund,  Blake Gall,
Miguel de Braganca  and Daniel  Burke,  are  employees of Trinity  Investment  Management  Corporation,  the fund's
Sub-Advisor.  They have been the  portfolio  managers for the Fund since the Fund's  commencement  of operations on
September 1, 1999.

         The portfolio  manager for Large Cap Growth is Patrick Bisbey, a Managing  Director and Manager of Trading
and Portfolio Operations of Trinity Investment Management  Corporation,  a wholly-owned subsidiary of the Manager's immediate  parent,  Oppenheimer  Acquisition  Corp.  Mr. Bisbey was  co-portfolio  manager from  September 14, 1999 through January 1, 2001, and became the Fund's Portfolio Manager on January 1, 2001.

         Additional  information  about the Funds and the Manager is set forth below in  "Comparison  of Investment
Objectives and Policies."

What are the Fees and Expenses of each Fund and those expected after the Reorganization?

         Trinity  Growth Fund and Large Cap Growth Fund each pay a variety of expenses  directly for  management of their assets,  administration  and  distribution of their shares and other services.  Those expenses are subtracted from each  Fund's  assets to  calculate  the fund's net asset  values per share.  Shareholders  pay these  expenses indirectly.  Shareholders pay other expenses directly, such as sales charges.

The following  tables are provided to help you  understand and compare the fees and expenses of investing in shares of Trinity  Growth Fund with the fees and expenses of  investing in shares of Large Cap Growth Fund.  The pro forma expenses of the  surviving  Large Cap Growth Fund show what the fees and  expenses  are expected to be after giving effect to the  Reorganization.  All  amounts  shown are a  percentage  of net assets of each class of shares of the
Funds.

                                                PRO FORMA FEE TABLE
                                       For the 12 month period ended 3/31/01

                               -------------------------------------------------------------------------------------------
                                                                                                                    Pro Forma Surviving Large Cap Growth Fund Class A shares
                               Trinity Growth
                               Class A shares Fund                       Large Cap Growth Fund Class A Shares
------------------------------ -------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

--------------------------------------------------------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on
  purchases  (as a                     5.75%         5.75%         5.75%
   %  of offering price)
---------------------------------- --------------------------------------------------------------------------------------------
---------------------------------- --------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge
  (Load) (as a % of the lower of
  the original offering price or       None1         None1         None1
  redemption proceeds)
                                       ---------------------------- ----------------------------- -----------------------------

--------------------------- -------------------------- -------------------------- ----------------------------------------

Annual Fund Operating
Expenses (as a percentage
of average daily net
assets)

--------------------------- -------------------------- -------------------------- ----------------------------------------
--------------------------- ----------------------------------------------------------------------------------------------
  Management Fees                     0.75%                      0.75%                             0.75%
--------------------------- -------------------------- -------------------------- ----------------------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Distribution and/or Service
  (12b-1) Fees                               0.14%                         0.20%                         0.25%
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------- ----------------------------------------------------------------------------------------------
  Other Expenses4                     0.72%                      0.62%                             0.56%
                                  ----------------------------- ----------------------------- ----------------------------
                                  ----------------------------- ----------------------------- ----------------------------
  Total Fund Operating                1.61%                      1.57%                             1.56%
  Expenses
--------------------------- ----------------------------------------------------------------------------------------------

--------------------------------- ----------------------------- ----------------------------- ----------------------------
                                                                                              Pro Forma Surviving Large
                                  Trinity Growth  Fund Class    Large Cap Growth  Fund        Cap Growth Fund Class B
                                  B shares                      Class B Shares                shares
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Maximum Sales Charge (Load)
  on purchases  (as a  %  of                  None                          None                         None
  offering price)
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Maximum Deferred Sales Charge
  (Load) (as a % of the lower                 5%2                           5%2                           5%2
  of the original offering
  price or redemption proceeds)
--------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Management Fees                            0.75%                         0.75%                         0.75%
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Distribution and/or Service
  (12b-1) Fees                               1.00%                         1.00%                         1.00%
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Other Expenses4                            0.72%                         0.62%                         0.56%
--------------------------------- ----------------------------- ----------------------------- ----------------------------
--------------------------------- ----------------------------- ----------------------------- ----------------------------
  Total Fund Operating Expenses              2.47%                         2.37%                         2.20%
--------------------------------- ----------------------------- ----------------------------- ----------------------------

--------------------------------- ----------------------------- --------------------------- -----------------------------
                                                                                            Pro Forma Surviving Large
                                  Trinity Growth Fund           Large Cap Growth Fund       Cap Growth Fund
                                  Class C  Shares               Class C Shares              Class C Shares
--------------------------------- ----------------------------- --------------------------- -----------------------------
-------------------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

-------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Maximum Sales Charge (Load)
  on purchases  (as a  %  of                  None                         None                         None
  offering price)
--------------------------------- ----------------------------- ---------------------------- ----------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Maximum Deferred Sales Charge
  (Load) (as a % of the lower                 1%3                           1%3                          5%2
  of the original offering
  price or redemption proceeds)
--------------------------------- ----------------------------- ---------------------------- ----------------------------
-------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

-------------------------------------------------------------------------------------------------------------------------
--------------------------- ---------------------------------------------------------------------------------------------
  Management Fees                     0.75%                      0.75%                            0.75%
--------------------------- ---------------------------------------------------------------------------------------------
--------------------------- ---------------------------------------------------------------------------------------------
  Distribution and/or
  Service (12b-1) Fees                1.00%                      1.00%                            1.00%
--------------------------- ---------------------------------------------------------------------------------------------
--------------------------- ---------------------------------------------------------------------------------------------
  Other Expenses4                     0.72%                      0.62%                            0.56%
--------------------------- ---------------------------------------------------------------------------------------------
--------------------------- ---------------------------------------------------------------------------------------------
  Total Fund Operating                2.47%                      2.37%                            2.20%
  Expenses
--------------------------- ---------------------------------------------------------------------------------------------

--------------------------------- ----------------------------- ----------------------------- ---------------------------
                                                                                              Pro Forma Surviving Large
                                  Trinity Growth Fund Class N   Large Cap Growth Fund Class   Cap Growth Fund Class N
                                  shares                        N Shares                      shares
--------------------------------- ----------------------------- ----------------------------- ---------------------------
-------------------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

-------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ----------------------------- ---------------------------
  Maximum Sales Charge (Load)
  on purchases  (as a  %  of                  None                          None                         None
  offering price)
--------------------------------- ----------------------------- ----------------------------- ---------------------------
--------------------------------- ----------------------------- ----------------------------- ---------------------------
  Maximum Deferred Sales Charge
  (Load) (as a % of the lower                 1%5                           1%5                          1%5
  of the original offering
  price or redemption proceeds)
--------------------------------- ----------------------------- ----------------------------- ---------------------------
-------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

-------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ----------------------------- ---------------------------
  Management Fees                            0.75%                         0.75%                        0.75%
--------------------------------- ----------------------------- ----------------------------- ---------------------------
--------------------------------- ----------------------------- ----------------------------- ---------------------------
  Distribution and/or Service
  (12b-1) Fees                               0.50%                         0.50%                        0.50%
--------------------------------- ----------------------------- ----------------------------- ---------------------------
--------------------------------- ----------------------------- ----------------------------- ---------------------------
  Other Expenses4                            0.72%                         0.62%                        0.56%
--------------------------------- ----------------------------- ----------------------------- ---------------------------
--------------------------------- ----------------------------- ----------------------------- ---------------------------
  Total Fund Operating Expenses              1.97%                         1.87%                        1.81%
--------------------------------- ----------------------------- ----------------------------- ---------------------------

--------------------------------- ----------------------------- ----------------------------- ---------------------------
                                                                                              Pro Forma Surviving Large
                                  Trinity Growth Fund           Large Cap Growth Fund Class   Cap Growth Fund Class Y
                                  Class Y  Shares               Y Shares                      Shares
--------------------------------- ----------------------------- ----------------------------- ---------------------------
-------------------------------------------------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Maximum Sales Charge (Load)
  on purchases  (as a  %  of                  None                         None                         None
  offering price)
--------------------------------- ----------------------------- ---------------------------- ----------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Maximum Deferred Sales Charge
  (Load) (as a % of the lower                 None                         None                         None
  of the original offering
  price or redemption proceeds)
--------------------------------- ----------------------------- ---------------------------- ----------------------------
-------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

-------------------------------------------------------------------------------------------------------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Management Fees                            0.75%                         0.75%                        0.75%
--------------------------------- ----------------------------- ---------------------------- ----------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Distribution and/or Service
  (12b-1) Fees                                N/A                           N/A                          N/A
--------------------------------- ----------------------------- ---------------------------- ----------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Other Expenses4                            0.72%                         0.62%                        0.56%
--------------------------------- ----------------------------- ---------------------------- ----------------------------
--------------------------------- ----------------------------- ---------------------------- ----------------------------
  Total Fund Operating Expenses              1.47%                         1.37%                        1.31%
--------------------------------- ----------------------------- ---------------------------- ----------------------------

Note:  Expenses may vary in future years.
1.   A contingent  deferred  sales charge may apply to  redemptions  of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each Fund's Prospectus.
2.   Applies to redemptions  within the first year after  purchase.  The contingent  deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.       Applies to shares redeemed within 12 months of purchase.
Other Expenses include transfer agent fees and custodial, accounting and legal expenses.
5.       Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

        The 12b-1 fees for Class A shares of both  Trinity  Growth Fund and Large Cap Growth Fund are service  plan fees  which are a maximum of 0.25% of  average  annual  net  assets of Class A shares.  The 12b-1 fees for Class B,
Class C and Class N shares of both Funds are  Distribution  and  Service  Plan fees which  include a service fee of
0.25% of average  annual net assets,  and an  asset-based  sales charge for Class B and Class C shares of 0.75% and an asset-based sales charge of 0.25% for Class N shares of the average net assets.

Examples

         These  examples  below  are  intended  to help you  compare  the cost of  investing  in each  Fund and the proposed  surviving  Large Cap  Growth  Fund.  These  examples  assume an annual  return  for each class of 5%, the operating expenses described above and reinvestment of your dividends and distributions.

         Your  actual  costs  may be higher or lower  because  expenses  will  vary  over  time.  For each  $10,000 investment,  you would pay the  following  projected  expenses  if you sold your  shares  after the number of years shown.

12 Months Ended 3/31/01
                                                Trinity Growth Fund
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
If shares are redeemed:                1 year                 3 years                5 years                10 years1
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class A                                $729                   $1,054                 $1,401                 $2,376
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class B                                $750                   $1,070                 $1,516                 $2,399
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class C                                $350                   $770                   $1,316                 $2,806
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class N                                $300                   $618                   $1,062                 $2,296
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class Y                                $1,036                 $1,323                 $1,630                 $2,499
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                                                Trinity Growth Fund
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
If shares are not redeemed:            1 year                 3 years                5 years                10 years1
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class A                                $729                   $1,054                 $1,401                 $2,376
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class B                                $250                   $770                   $1,316                 $2,399
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class C                                $250                   $770                   $1,316                 $2,806
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class N                                $200                   $618                   $1,062                 $2,296
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class Y                                $150                   $465                   $803                   $1,757
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                                               Large Cap Growth Fund
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
If shares are redeemed:                1 year                 3 years                5 years                10 years1
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class A                                $726                   $1,042                 $1,381                 $2,335
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class B                                $740                   $1,039                 $1,465                 $2,325
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class C                                $340                   $739                   $1,265                 $2,706
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class N                                $290                   $588                   $1,011                 $2,190
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class Y                                $139                   $434                   $750                   $1,646
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                                               Large Cap Growth Fund
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
If shares are not redeemed:            1 year                 3 years                5 years                10 years1
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class A                                $726                   $1,042                 $1,381                 $2,335
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class B                                $240                   $739                   $1,265                 $2,325
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class C                                $240                   $739                   $1,265                 $2,706
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class N                                $190                   $588                   $1,011                 $2,190
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class Y                                $139                   $434                   $750                   $1,646
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                                     Pro Forma Surviving Large Cap Growth Fund
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
If shares are redeemed:                1 year                 3 years                5 years                10 years1
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class A                                $725                   $1,039                 $1,376                 $2,325
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class B                                $734                   $1,021                 $1,435                 $2,286
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class C                                $334                   $721                   $1,235                 $2,646
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class N                                $284                   $569                   $980                   $2,127
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class Y                                $1,021                 $1,278                 $1,554                 $2,337
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

                                     Pro Forma Surviving Large Cap Growth Fund
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
If shares are not redeemed:            1 year                 3 years                5 years                10 years1
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class A                                $725                   $1,039                 $1,376                 $2,325
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class B                                $234                   $721                   $1,235                 $2,286
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class C                                $234                   $721                   $1,235                 $2,646
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class N                                $184                   $569                   $980                   $2,127
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Class Y                                $133                   $415                   $718                   $1,579
-------------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
In the first example,  expenses  include the initial sales charge for Class A and the applicable Class B or Class C contingent  deferred  sales charge.  In the second  example,  the Class A expenses  include the sales  charge,  but
Class B and Class C expenses do not include the contingent deferred sales charges.
1 Class B  expenses  for  years 7 through  10 are based on Class A  expenses,  since  Class B shares  automatically convert to Class A after 6 years.

Where can I find more financial information about the Funds?

         Performance  information  for both  Large Cap Growth  Fund and  Trinity  Growth  Fund is set forth in each
Fund's Prospectus under the section "The Fund's Past Performance."  Large Cap Growth Fund's Prospectus  accompanies this Prospectus/Proxy Statement and is incorporated by reference.

         The  financial  statements  of Large Cap  Growth  Fund and  additional  information  with  respect  to its performance  during its fiscal year ended July 31, 2000 (and the six month  semi-annual  period  ended  January 31,
2001),  including a discussion of factors that materially  affected its performance and relevant market conditions, is set forth in Large Cap Growth  Fund's Annual and  Semi-Annual  Reports dated as of July 31, 2000 and January 31,
2001,  respectively,  that are included in the Proxy Statement of Additional Information and incorporated herein by reference.  These documents are available upon request.  See section entitled  "Information  About Large Cap Growth
Fund."

         The financial  statements of Trinity  Growth Fund and  additional  information  with respect to the Fund's performance  during its fiscal year ended July 31, 2000 (and the six month  semi-annual  period  ended  January 31,
2001),  including a discussion of factors that materially  affected its performance and relevant market conditions, is set forth in Trinity  Growth  Fund's  Annual and  Semi-Annual  Reports dated as of July 31, 2000 and January 31,
2001,  respectively,  that are included in the Proxy Statement of Additional Information and incorporated herein by reference.  These  documents are available upon request.  See section  entitled  "Information  About Trinity Growth
Fund."

          Pro forma financial  statements for the twelve month period ended January 31, 2001  reflecting  Large Cap
Growth  Fund  after  the  Reorganization  are  included  in the  Proxy  Statement  of  Additional  Information  and
incorporated herein by reference.

How have the Funds performed?

         Past  performance  information  for each Fund is set forth in its respective  Prospectus:  (i) a bar chart detailing  annual total  returns of Class A shares of each Fund as of December  31st for each of the full  calendar years since each Fund's  inception;  and (ii) a table  detailing how the average  annual total returns of Large Cap
Growth  Fund's  Class A, Class B, Class C and Class Y shares  compare to those of the Russell  1000  Growth  Index, which is an index of large cap U.S. companies with a greater-than-average  growth orientation,  and to the Standard and Poor's 500 Index, an unmanaged index of U.S. equity  securities;  and how Trinity Growth Fund's Class A, Class B,
Class C, and Class Y average  annual total returns  compare to those of the S and P 500/BARRA  Growth Index, a subset of the S and P 500  Index.  Past  performance  is no  guarantee  of how a fund will  perform in the  future.  Class N shares of both Funds were not publicly  offered prior to March 1, 2001, and thus no performance  for Class N shares is shown in the Annual and Semi-Annual Reports or in this Prospectus/Proxy Statement.

Average annual total returns for the Funds for the period ended December 31, 2000, are as follows:

[See appendix to prospectus/proxy statement for data in bar chart showing annual total returns for Oppenheimer
Trinity Growth Fund.]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the period shown in the bar chart, the highest return for Oppenheimer Trinity Growth Fund (not annualized)
for a calendar quarter was 15.06% (4th Q'99) and the lowest return (not annualized) for a calendar quarter was
-19.29% (4th Q'00).

[See appendix to prospectus/proxy statement for data in bar chart showing annual total returns for Oppenheimer
Large Cap Growth Fund.]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the period shown in the bar chart, the highest return for Oppenheimer Large Cap Growth Fund (not annualized) for a calendar quarter was 20.49% (4Q'99) and the lowest return (not annualized) for a calendar quarter was -22.44% (4Q'00).

-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund                                                        Past 1-year             Life of Class
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class A (inception 9/1/99)                               -27.66%                  -14.43%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
S and P 500/BARRA Growth Index (from 8/31/99)                                  -22.08%                  -6.28%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class B (inception 9/1/99)                               -27.80%                  -13.99%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class C (inception 9/17/99)                              -24.69%                  -11.32%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class Y (inception 9/1/99)                               -23.20%                  -10.38%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund                                                      Past 1-year        SandPs500a-4.89%(fromnd
                                                                                              12/31/98)omc12/31/98)
                                                                                              12/17/98)
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class B (inception 3/1/99)                             -27.11%                  -0.58%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class C (inception 3/1/99)                             -23.92%                   1.76%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class Y (inception 12/17/98)                           -22.25%                   5.12%
-------------------------------------------------------------------- ------------------------ ------------------------

Average annual total returns for the Funds for the period ended March 31, 2001 are as follows:

-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund                                                        Past 1-year        Life of Class
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class A (inception 9/1/99)                               -42.77%                  -21.79
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
S and P 500/BARRA Growth Index (from 8/31/99)                                  -38.19%                  -16.09
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class B (inception 9/1/99)                               -42.82%                  -21.57
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class C (inception 9/1/99)                               -40.36%                  -19.52
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Trinity Growth Fund Class Y (inception 9/1/99)                               -39.16%                  -18.67
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund                                                      Past 1-year        Life of Class
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class A (inception 12/17/98)                           -46.78%                  -8.49%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Russell 1000 Growth Index (from 12/31/98)                                    -42.72%                  -8.59%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
S and P 500 Index (from 12/31/98)                                              -21.67%                  -1.35%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class B (inception 3/1/99)                             -46.57%                  -10.66%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class C (inception 3/1/99)                             -44.51%                  -9.47%
-------------------------------------------------------------------- ------------------------ ------------------------
-------------------------------------------------------------------- ------------------------ ------------------------
Large Cap Growth Fund Class Y (inception 12/17/98)                           -43.23%                  -5.66%
-------------------------------------------------------------------- ------------------------ ------------------------

The Funds' average annual total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.  An explanation of the different performance calculations is set forth in each Fund's prospectus and Statement of Additional Information. Each
Fund's average annual total return includes the applicable sales charge: for Class A, the current maximum initial sales charge is 5.75%; for Class B, the contingent deferred sales charges is 5% (1-year) and 4% (life-of-class);
and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class N shares were not offered for sale prior to March 1, 2001, no performance information is included in the tables above. There is no sales charge on Class Y shares.  The S and P 500/BARRA Growth Index is shown from August 31, 1999 to compare against the longest-lived class of shares of Trinity Growth Fund, those of Trinity Growth Fund Class A shares.
The Russell 1000 Growth Index and the S and P 500 Index are shown from December 31, 1998 to compare against the longest-lived class of shares of Large Cap Growth Fund, those of Large Cap Growth Fund Class A shares.  No index performance considers the effects of transaction costs and capital gains.

         The graphs that follow show the performance of a hypothetical  $10,000  investment in each class of shares of Large Cap Growth Fund held until the end of each calendar  year.  For each class,  performance  is measured from inception of the class:  from December 17, 1998 for Class A and Class Y shares,  and from March 1, 1999 for Class B and Class C shares.  The Fund's  performance  reflects the deduction of the maximum initial sales charge on Class A shares,  the applicable  contingent  deferred sales charge on Class B and Class C shares,  and  reinvestment of all dividends and capital gain  distributions.  Large Cap Growth Fund's  performance is compared to the  performance of the Russell 1000(R)Growth Index,  which is an index of large-cap U.S. companies with a  greater-than-average  growth orientation,  and to the  Standard  and Poor's  500  Index,  an  unmanaged  index of U.S.  equity  securities.  Index performance  reflects  the  reinvestment  of  dividends  but does not  consider  the  effect  of  capital  gains or transaction  costs,  and none of the data in the  graphs  that  follow  shows  the  effect of  taxes.  While  index comparisons  may be useful to  provide a  benchmark  for the Fund's  performance,  it must be noted that the Fund's investments are not limited to the investments in the Index.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Large Cap Growth Fund (Class A) and Russell 1000 Growth Index and S and P 500 Index.

----------------------------- ----------------------------- ---------------------------- ---------------------------
            Date              Value of Investment in Fund          SandP 500 Index         Russell 1000 Growth Index
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          12/17/98                       9,425                        10,000                       10,000
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/99                       10,650                       10,418                       10,587
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/99                       10,405                       10,905                       10,649
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/99                       11,244                       10,887                       10,694
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/99                       11,564                       11,203                       11,444
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/00                       12,640                       11,495                       12,691
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/00                       14,054                       12,008                       13,586
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/00                       13,901                       11,863                       13,301
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/00                       12,612                       11,884                       12,512
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/01                       10,801                       11,392                       11,043
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          03/31/01                       8,162                         9,698                       8,171
----------------------------- ----------------------------- ---------------------------- ---------------------------

Average Annual Total Return of Class A Shares of Large Cap Growth Fund
1-Year -46.78%, Life -8.49% at 3/31/011

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments
Oppenheimer Large Cap Growth Fund (Class B), Russell 1000(R)Growth Index and S and P 500 Index

----------------------------- ----------------------------- ---------------------------- ---------------------------
            Date              Value of Investment in Fund          SandP 500 Index         Russell 1000 Growth Index
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          03/01/99                       10,000                       10,000                       10,000
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/99                       10,525                       10,803                       10,540
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/99                       11,345                       10,786                       10,584
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/99                       11,641                       11,099                       11,326
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/00                       12,702                       11,388                       12,561
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/00                       14,095                       11,896                       13,446
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/00                       13,920                       11,753                       13,164
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/00                       12,595                       11,773                       12,383
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/01                       10,771                       11,285                       10,930
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          03/31/01                       7,906                         9,608                       8,087
----------------------------- ----------------------------- ---------------------------- ---------------------------

Average Annual Total Return of Class B Shares of Large Cap Growth Fund at 3/31/012
1 Year  -46.57%, Life -10.66%

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Large Cap Growth Fund (Class C), Russell 1000(R)Growth Index and S and P 500 Index

----------------------------- ----------------------------- ---------------------------- ---------------------------
            Date              Value of Investment in Fund          SandP 500 Index         Russell 1000 Growth Index
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          03/01/99                       10,000                       10,000                       10,000
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/99                       10,525                       10,803                       10,540
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/99                       11,345                       10,786                       10,584
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/99                       11,651                       11,099                       11,326
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/00                       12,711                       11,388                       12,561
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/00                       14,094                       11,896                       13,446
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/00                       13,920                       11,753                       13,164
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/00                       12,605                       11,773                       12,383
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/01                       10,770                       11,285                       10,930
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          03/31/01                       8,127                         9,608                       8,087
----------------------------- ----------------------------- ---------------------------- ---------------------------

Average Annual Total Return of Class C Shares of Large Cap Growth Fund at 3/31/012
1 Year  -44.51%, Life -9.47%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Large Cap Growth Fund (Class Y), Russell 1000(R)Growth Index and S and P 500 Index

----------------------------- ----------------------------- ---------------------------- ---------------------------
            Date              Value of Investment In Fund          SandP 500 Index         Russell 1000 Growth Index
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          12/17/98                       10,000                       10,000                       10,000
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/99                       11,300                       10,418                       10,587
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/99                       11,050                       10,905                       10,649
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/99                       11,950                       10,887                       10,694
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/99                       12,310                       11,203                       11,444
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/00                       13,472                       11,495                       12,691
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          04/30/00                       14,992                       12,008                       13,586
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          07/31/00                       14,850                       11,863                       13,301
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          10/31/00                       13,492                       11,884                       12,512
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          01/31/01                       11,571                       11,392                       11,043
----------------------------- ----------------------------- ---------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------- ---------------------------
          03/31/01                       8,752                         9,698                       8,171
----------------------------- ----------------------------- ---------------------------- ---------------------------

Average Annual Total Return of Class Y Shares of Large Cap Growth Fund at 3/31/01
1 Year  -43.23%, Life -5.66%

The performance for Class N Shares is not shown because Class N Shares commenced operations after December 31,
2000.

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.
The performance information for the Russell 1000 Growth Index and S and P 500 Index in the graphs begins on
12/31/98 for each class of shares.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.
_________________________________
1The average annual total returns are shown net of the applicable 5.75%
maximum initial sales charge.
2Class B shares of the Fund were first publicly offered on 3/1/99. The average annual total returns are shown net of the applicable 5% (1-year) and 4% (life of class) contingent deferred sales charges. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

What are other Key Features of the Funds?

         The description of certain key features of the Funds below is  supplemented by each Fund's  Prospectus and
Statement of Additional Information, which are incorporated by reference.

         Investment  Management and Fees - The Manager manages the assets of both Funds and makes their  respective investment  decisions.  Both Funds obtain investment management services from the Manager according to the terms of management agreements that are identical.

------------------------------------------------------------ ---------------------------------------------------------
                    Trinity Growth Fund                                       Large Cap Growth Fund
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
              0.75% of the first $200 million                            0.75% of the first $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
              0.72% of the next $200 million                              0.72% of the next $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
              0.69% of the next $200 million                              0.69% of the next $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
              0.66% of the next $200 million                              0.66% of the next $200 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
               0.60% in excess of $ 800 million                           0.60% in excess of $800 million
------------------------------------------------------------ ---------------------------------------------------------
Based on average annual net assets of the respective Fund.

         The  management  fee for Trinity  Growth Fund for the twelve  months ended March 31, 2001 was 0.75% of the average  annual net assets for each class of shares.  The  management  fee for Large Cap Growth Fund for the twelve months  ended  March 31,  2001 was 0.75% of the  average  annual net  assets  for each  class of shares.  The 12b-1 distribution  plans  for both  Funds are  substantially  similar.  However,  the other  expenses  the Funds  incur, including transfer agent fees and custodial,  accounting and legal expenses,  have differed,  with Large Cap Growth
Fund's  "Other  Expenses"  being  less than those of  Trinity  Growth  Fund  because  Large Cap Growth  Fund is the significantly larger fund.

------------------------- ---------------------- ------------------------ --------------------- ----------------------
                          Management Fee         Distribution             Other Expenses        Total Annual
                                                 and/or 12b-1 Fees                              Operating Expense
------------------------- ---------------------- ------------------------ --------------------- ----------------------
------------------------- ---------------------- ------------------------ --------------------- ----------------------
Trinity    Growth   Fund  0.75%                  0.14%1                   0.72%                 1.61%
Class A shares
(12     months     ended
3/31/01)
------------------------- ---------------------- ------------------------ --------------------- ----------------------
------------------------- ---------------------- ------------------------ --------------------- ----------------------
Large  Cap  Growth  Fund  0.75%                  0.20%1                   0.62%                 1.57%
Class A Shares
(12     months     ended
3/31/01)
------------------------- ---------------------- ------------------------ --------------------- ----------------------
------------------------- ---------------------- ------------------------ --------------------- ----------------------
Pro Forma -  Combined     0.75%                  0.25%                    0.56%                 1.56%
at 3/31/01
------------------------- ---------------------- ------------------------ --------------------- ----------------------
"Other  Expenses"  include  transfer  agent fees and  custodial,  accounting and legal expenses the Funds pay. This chart is for illustrative purposes only.
1. Class A shares 12b-1 fee is not full 25 basis points due to monies invested by OppenheimerFunds, Inc.

         The net assets under management for Large Cap Growth Fund on January 31, 2001 were
$26,903,235  million as compared to $8,532,085  million for Trinity Growth Fund.  Effective upon the Closing of the
Reorganization,  the  management  fee rate for Large Cap Growth Fund is expected to be 0.75% of average  annual net assets  based on combined  assets of the Funds as of March 31,  2001.  Additionally,  the "Other  Expenses"  of the
surviving  Fund are  expected  to be less than the "Other  Expenses"  of either  Trinity  Growth  Fund or Large Cap
Growth Fund.

         For a  detailed  description  of each  Fund's  investment  management  agreement,  see the  section  below entitled  "Comparison of Investment  Objectives and Policies - How do the Account Features and Shareholder Services
for the Funds Compare?"

         Transfer  Agency and Custody  Services - Both Funds  receive  shareholder  accounting  and other  clerical services from  OppenheimerFunds  Services in its capacity as transfer agent and dividend paying agent. It acts on a fixed fee basis for both  Funds.  The terms of the  transfer  agency  agreement  for both  Funds are  substantially similar .

         The Bank of New York,  located at One Wall  Street,  New York,  New York 10015,  acts as  custodian of the securities and other assets of both Funds.

         Distribution  Services -  OppenheimerFunds  Distributor,  Inc. (the  "Distributor")  acts as the principal underwriter  in a  continuous  public  offering of shares of both Funds,  but is not  obligated  to sell a specific number of shares.  Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment  Company
Act for their Class A shares.  The Service Plan provides for the  reimbursement  to  OppenheimerFunds  Distributor,
Inc.  (the  "Distributor"),  for a portion of its costs  incurred  in  connection  with the  personal  service  and maintenance  of  accounts  that  hold  Class A shares of the  respective  Funds.  Under the Class A Service  Plans, payment is made  quarterly at an annual rate that may not exceed 0.25% of the average  annual net assets of Class A shares of the respective Funds. The Distributor  currently uses all of those fees to compensate  dealers,  brokers, banks and other  financial  institutions  quarterly for providing  personal  service and maintenance of accounts of their customers that hold Class A shares of the respective Funds.

         Both Funds have adopted  Distribution  and Service Plans and Agreements under Rule 12b-1 of the Investment
Company Act for Class B, Class C and Class N shares.  These plans  compensate the  Distributor for its services and costs in  connection  with the  distribution  of Class B, Class C and Class N shares and the  personal  service and maintenance of shareholder  accounts.  Under each Class B and Class C Plan, the Funds pay the Distributor a service fee at an annual rate of 0.25% of average  annual net assets and an  asset-based  sales charge at an annual rate of
0.75% of average  annual net  assets.  Under each Class N Plan the Funds pay the  Distributor  a service  fee at an annual rate of 0.25% of average  annual net assets and an  asset-based  sales  charge at an annual rate of 0.25% of average annual net assets.  All fee amounts are computed on the average  annual net assets of the class  determined as of the close of each  regular  business  day of each  Fund.  The  Distributor  uses all of the  service  fees to compensate  dealers for  providing  personal  services and  maintenance  of accounts of their  customers  that hold shares of the Funds.  The Class B and Class N asset-based  sales charge is retained by the  Distributor.  After the first year, the Class C asset-based sales charge is paid to the  broker-dealer as an ongoing  concession for shares that have been  outstanding for a year or more. The terms of the Funds'  respective  Distribution and Service Plans are substantially similar.

         For a detailed  description  of each Fund's  distribution-related  services,  see the section below titled
"Comparison of Investment  Objectives and Policies - How do the Account  Features and Shareholder  Services for the
Funds Compare?"

         Purchases,  Redemptions,  Exchanges and other Shareholder Services - Both Funds have the same requirements and restrictions in connection with purchases,  redemptions and exchanges.  In addition,  each Fund also offers the same types of shareholder  services.  More detailed  information  regarding purchases,  redemptions,  exchanges and shareholder  services can be found below in the section  below titled  "Comparison  of  Investment  Objectives  and
Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

         Dividends and  Distributions - Both Funds declare  dividends  separately for each class of shares from net investment  income  annually and pay those dividends to shareholders in December on a date selected by the Board of each Fund.

         For a  detailed  description  of each  Fund's  policy on  dividends  and  distributions,  see the  section entitled  "Comparison of Investment  Objectives and Policies - How do the Account Features and Shareholder Services
for the Funds Compare?"

What are the Principal Risks of an Investment in Large Cap Growth Fund?

         As with most  investments,  investments  in Large Cap Growth Fund and Trinity  Growth Fund involve  risks.
There  can be no  guarantee  against  loss  resulting  from an  investment  in  either  Fund,  nor can there be any assurance  that either Fund will achieve its  investment  objective.  The risks  associated  with an  investment in each Fund are similar.  Because both Funds invest primarily in stocks of U.S.  companies,  the value of each Fund's portfolio will be affected by changes in the U.S. stock  markets.  The prices of individual  stocks do not all move in the same  direction  uniformly at the same time. A  particular  company's  stock price can be affected by a poor earnings  report,  loss of major  customers,  major  litigation  against  the  company,  or changes  in  government regulations affecting the company or its industry.

         For more  information  about  the risks of the  Funds,  see "What  are the Risk  Factors  Associated  with
Investments in the Funds?" under the heading "Comparison of Investment Objectives and Policies."

                                          REASONS FOR THE REORGANIZATION

         At a meeting of the Board of Trustees of Trinity  Growth Fund held April 12,  2001,  the Board  considered whether to approve the proposed  Reorganization  and reviewed and discussed with the Manager and independent  legal counsel the materials  provided by the Manager relevant to the proposed  Reorganization.  Included in the materials was information with respect to the
Funds'  respective  investment  objectives and policies,  management  fees,  distribution  fees and other operating expenses, historical performance and asset size.

         The Board reviewed  information  demonstrating  that Trinity Growth Fund is a relatively smaller fund with approximately  $8,532,085  million in net assets as of January 31, 2001. The Board  anticipates that Trinity Growth
Fund's assets will not increase  substantially  in size in the near future.  In  comparison,  Large Cap Growth Fund had  approximately  $26,903,235  million  in net assets as of  January  31,  2001.  After the  Reorganization,  the
shareholders  of Trinity Growth Fund would become  shareholders  of a larger fund that is anticipated to have lower overall  operating  expenses  than Trinity  Growth Fund.  Economies  of scale may benefit  shareholders  of Trinity
Growth Fund.

         The Board  considered  the fact that both  Funds have the same  investment  objective  of seeking  capital appreciation  Additionally,  the Board  considered that both Funds invest a substantial  portion of their assets in common stocks of U.S. companies.

         The Board  noted that Large Cap Growth  Fund's  management  fee is  currently  the same as that of Trinity
Growth  Fund.  The Board also  considered  that Large Cap Growth  Fund's  performance  has been  similar to that of
Trinity Growth Fund.

         The Board considered that if the  reorganization is approved,  Large Cap Growth Fund would change its name to  "Oppenheimer  Trinity Growth Fund," and would  benchmark  itself to the SandP 500/BARRA  Growth Index  consistent with Trinity Investment Management's  quantitative  methodology.  The Board considered the Manager's representation that the end result of the reorganization  will be a larger,  style-specific fund in Lipper's Large Cap Growth Fund category that will better fit the Trinity  quantitative  investment  process already used by the Trinity  personnel who manage Large Cap Growth Fund.

         The Board also considered  that the procedures for purchases,  exchanges and redemptions of shares of both
Funds are identical and that both Funds offer the same investor services and options.

         The Board also  considered the terms and conditions of the  Reorganization,  including that there would be no sales charge imposed in effecting the  Reorganization  and that the  Reorganization is expected to be a tax-free reorganization.  The Board  concluded that Trinity Growth Fund's  participation  in the  transaction is in the best interests  of the Fund and that the  Reorganization  would not result in a dilution  of the  interests  of existing shareholders of Trinity Growth Fund.

         After  consideration of the above factors,  and such other factors and information as the Board of Trinity
Growth Fund deemed  relevant,  the Board,  including the Trustees who are not  "interested  persons" (as defined in the  Investment  Company  Act)  of  either  Trinity  Growth  Fund  or the  Manager  (the  "Independent  Trustees"),
unanimously  approved the Reorganization  and the  Reorganization  Agreement and voted to recommend its approval to the shareholders of Trinity Growth Fund.

         The Board of Large Cap Growth Fund also  determined that the  Reorganization  was in the best interests of
Large Cap Growth Fund and its  shareholders  and that no dilution  would  result to those  shareholders.  Large Cap
Growth Fund  shareholders  do not vote on the  Reorganization.  The Board of Large Cap Growth Fund,  including  the
Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement.

         For the reasons  discussed  above,  the Board, on behalf of Trinity Growth Fund,  recommends that you vote
FOR the  Reorganization  Agreement.  If  shareholders  of Trinity  Growth Fund do not  approve  the  Reorganization
Agreement, the Reorganization will not take place.

                                       INFORMATION ABOUT THE REORGANIZATION

This is only a  summary  of the  Reorganization  Agreement.  You  should  read the  actual  form of  Reorganization
Agreement. It is attached as Exhibit A.

How Will the Reorganization be Carried Out?

         If the shareholders of Trinity Growth Fund approve the Reorganization  Agreement,  the Reorganization will take place after  various  conditions  are  satisfied by Trinity  Growth Fund and Large Cap Growth Fund,  including delivery of certain  documents.  The closing date is presently  scheduled for July 30, 2001 and the Valuation  Date is presently scheduled for July 27, 2001.

         If  shareholders  of Trinity Growth Fund approve the  Reorganization  Agreement,  Trinity Growth Fund will deliver to Large Cap Growth Fund  substantially  all of its assets on the closing date.  In exchange,  shareholders of Trinity  Growth  Fund will  receive  Class A, Class B, Class C Class N and Class Y Large Cap Growth  Fund shares that have a value  equal to the dollar  value of the assets  delivered  by Trinity  Growth Fund to Large Cap Growth
Fund.  Trinity  Growth  Fund will then be  liquidated  and its  outstanding  shares  will be  cancelled.  The stock transfer books of Trinity Growth Fund will be  permanently  closed at the close of business on the Valuation  Date.
Only  redemption  requests  received by the Transfer Agent in proper form on or before the close of business on the
Valuation  Date will be fulfilled by Trinity  Growth Fund.  Redemption  requests  received  after that time will be considered requests to redeem shares of Large Cap Growth Fund.

         Shareholders  of Trinity  Growth Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of the  Reorganization  will be electing in effect to redeem  their  shares of Trinity  Growth Fund at net asset value on the Valuation  Date,  after Trinity Growth Fund subtracts a cash reserve,  and reinvest the proceeds in Class A,  Class B, Class C, Class N and Class Y shares of Large Cap  Growth  Fund at net asset  value.  The cash reserve is that amount  retained by Trinity  Growth Fund which is deemed  sufficient in the discretion of the Board for the  payment of the  Fund's  outstanding  debts and  expenses  of  liquidation.  Large Cap  Growth  Fund is not assuming any debts of Trinity  Growth Fund except  debts for  unsettled  securities  transactions  and  outstanding dividend and redemption  checks.  Trinity Growth Fund will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization.

         Under the  Reorganization  Agreement,  within one year after the Closing Date,  Trinity Growth Fund shall:
(a) either pay or make provision for all of its debts and taxes;  and (b) either (i) transfer any remaining  amount of the cash reserve to Large Cap Growth Fund, if such  remaining  amount is not material (as defined below) or (ii)
distribute  such  remaining  amount  to the  shareholders  of  Trinity  Growth  Fund who were  shareholders  on the
Valuation  Date.  The  remaining  amount  shall be deemed to be  material  if the amount to be  distributed,  after deducting  the  estimated  expenses  of the  distribution,  equals or  exceeds  one cent per share of the number of
Trinity Growth Fund shares  outstanding on the Valuation  Date. If the cash reserve is  insufficient to satisfy any of Trinity Growth Fund's liabilities,  the Manager will assume  responsibility for any such unsatisfied  liability.
Within one year after the Closing Date, Trinity Growth Fund will complete its liquidation.

         Under the  Reorganization  Agreement,  either Trinity Growth Fund or Large Cap Growth Fund may abandon and terminate  the  Reorganization  Agreement  for any  reason and there  shall be no  liability  for  damages or other recourse available to the other Fund,  provided,  however,  that in the event that one of the Funds terminates this
Agreement without  reasonable cause, it shall,  upon demand,  reimburse the other Fund for all expenses,  including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

         To the  extent  permitted  by law,  the  Funds may agree to amend  the  Reorganization  Agreement  without shareholder  approval.  They may also agree to terminate and abandon the  Reorganization  at any time before or, to the extent permitted by law, after the approval of shareholders of Trinity Growth Fund.

Who Will Pay the Expenses of the Reorganization?

         The  Funds  will  bear  the  cost of  their  respective  tax  opinions.  Any  documents  such as  existing prospectuses  or annual  reports that are  included in the proxy  mailing or at a  shareholder's  request will be a cost of the Fund issuing the document.  Any other  out-of-pocket  expenses  associated with the Reorganization will be paid by the Funds in the amounts incurred by each.

What are the Tax Consequences of the Reorganization?

         The  Reorganization  is intended to qualify as a tax-free  reorganization  for federal income tax purposes under  Section  368(a)(1)  of the Internal  Revenue  Code of 1986,  as amended.  Based on certain  assumptions  and representations  received  from Trinity  Growth Fund and Large Cap Growth Fund, it is expected to be the opinion of
KPMG LLP, tax advisor to Trinity  Growth Fund,  that  shareholders  of Trinity  Growth Fund will not  recognize any gain or loss for federal  income tax  purposes as a result of the  exchange of their shares for shares of Large Cap
Growth Fund,  and that  shareholders  of Large Cap Growth Fund will not  recognize any gain or loss upon receipt of
Trinity  Growth  Fund's  assets.  If this type of tax opinion is not  forthcoming,  the Fund may still choose to go forward with the merger,  pending shareholder approval.  In addition,  neither Fund is expected to recognize a gain or loss as a result of the Reorganization.

         Immediately  prior to the Valuation Date,  Trinity Growth Fund will pay a dividend(s)  which will have the effect of distributing to Trinity Growth Fund's  shareholders  all of Trinity Growth Fund's net investment  company taxable income for taxable years ending on or prior to the Closing Date  (computed  without regard to any deduction for dividends paid) and all of its net capital gains,  if any,  realized in taxable years ending on or prior to the
Closing Date (after  reduction for any available  capital loss  carry-forward).  Such dividends will be included in the taxable income of Trinity Growth Fund's shareholders as ordinary income and capital gain, respectively.

         You will continue to be  responsible  for tracking the purchase cost and holding period of your shares and should consult your tax advisor  regarding the effect,  if any, of the  Reorganization  in light of your individual circumstances.  You should also consult your tax advisor as to state and local and other tax consequences,  if any, of the Reorganization because this discussion only relates to federal income tax consequences.

What should I know about Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund?

         The rights of shareholders of both Funds are  substantially  the same.  Class A, Class B, Class C, Class N and/or Class Y shares of Large Cap Growth Fund will be  distributed to  shareholders  of Class A, Class B, Class C,
Class N and/or Class Y shares of Trinity Growth Fund,  respectively,  in connection with the  Reorganization.  Each share will be fully paid and  nonassessable  when issued will have no preemptive  or conversion  rights and will be transferable  on the books of Large  Cap  Growth  Fund.  Each  Fund's  Declaration  of Trust  contains  an  express disclaimer of shareholder or Trustee liability for the Fund's  obligations,  and provides for  indemnification  and reimbursement  of expenses out of its property for any  shareholder  held  personally  liable for its  obligations.
Neither Fund permits  cumulative  voting.  The shares of Large Cap Growth Fund will be recorded  electronically  in
each  shareholder's   account.  Large  Cap  Growth  Fund  will  then  send  a  confirmation  to  each  shareholder.
Shareholders  of Trinity  Growth  Fund  holding  certificates  representing  their  shares  will not be required to surrender  their  certificates  in connection  with the  reorganization.  However,  former Class A shareholders  of
Trinity Growth Fund whose shares are represented by outstanding  share  certificates  will not be allowed to redeem or exchange class shares of Large Cap Growth Fund they receive in the  Reorganization  until the  certificates  for the exchanged Trinity Growth Fund have been returned to the Transfer Agent.

         Like Trinity Growth Fund, Large Cap Growth Fund does not routinely hold annual shareholder meetings.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

         The  following  table sets forth the  capitalization  (unaudited)  of  Trinity  Growth  Fund and Large Cap
Growth Fund and indicates the pro forma  combined  capitalization  as of January 31, 2001 as if the  Reorganization
had occurred on that date.

                                                                                                 Net Asset
                                                                       Shares                    Value
                                            Net Assets                 Outstanding               Per Share

Trinity Growth Fund
         Class A                    $4,410,602                482,092           $9.15
         Class B                    $2,991,011                330,682           $9.04
         Class C                    $1,129,554                124,966           $9.04
         Class Y                    $       918                        100      $9.18
         TOTAL                      $8,532,085       937,840

Large Cap Growth Fund
         Class A                    $14,211,441               1,361,216                 $10.44
         Class B                    $10,537,648               1,026,377                 $10.27
         Class C                    $  2,153,091                 209,613                $10.27
         Class Y                    $         1,055                       100           $10.55
         TOTAL                      $26,903,235             331,039,888

Large Cap Growth Fund
(Pro Forma Surviving Fund)
         Class A                    $18,622,043               1,783,687                 $10.44
         Class B                    $13,528,659               1,317,615                 $10.27
         Class C                    $  3,282,645                 319,599                $10.27
         Class Y                    $         1,973            187           $10.55
         TOTAL                      $35,435,320             344,288,451

*Reflects the issuance of 422,471.46  Class A shares,  291,237.68 Class B shares,  109,985.78  Class C shares,  and
87.01 Class Y shares of Large Cap Growth Fund in a tax-free  exchange  for the net assets of Trinity  Growth  Fund, aggregating $8,532,085.

                                 COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

         This section  describes  key  investment  policies of Trinity  Growth Fund and Large Cap Growth Fund,  and
certain  noteworthy  differences  between the investment  objectives and policies of the two Funds.  For a complete description of Large Cap Growth Fund's  investment  policies and risks,  please review its prospectus dated January
30, 2001, as supplemented March 1, 2001, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         Are there any significant differences between the investment objectives and strategies of the Funds?

         In  considering  whether  to approve  the  Reorganization,  shareholders  of Trinity  Growth  Fund  should consider the  differences in investment  objectives,  policies and risks of the Funds.  Further  information  about
Large Cap Growth Fund is set forth in its Prospectus,  which  accompanies  this  Prospectus/Proxy  Statement and is incorporated  herein by  reference.  Additional  information  about both Funds is set forth in their  Statements of
Additional  Information,  Annual  Reports  and  Semi-Annual  Reports,  which may be  obtained  upon  request to the
Transfer Agent.  See "Information about Trinity Growth Fund" and "Information about Large Cap Growth Fund."

         Trinity  Growth  Fund and  Large  Cap  Growth  Fund  have  the same  investment  objectives.  Both  Funds'
investment  objective is to seek capital  appreciation.  Both Funds invest primarily in large cap U.S. issuers.  If the reorganization is approved,  Large Cap Growth Fund would change its name to "Oppenheimer  Trinity Growth Fund,"
and would change its benchmark  from the Russell 1000(R)Growth Index to the SandP 500/BARRA  Growth Index,  consistent with Trinity Investment  Management's  quantitative  methodology.  The end result of the  reorganization  will be a larger,  style-specific  fund in  Lipper's  large cap  growth  fund  category  that  will  better  fit the  Trinity quantitative investment process already used by the Trinity personnel who manage Large Cap Growth Fund.

What are the Risk Factors Associated with an investment in the Funds?

         Like all  investments,  an  investment  in both of the Funds  involves  risk.  There is no assurance  that either  Fund  will meet its  investment  objective.  The  achievement  of the  Funds'  goals  depends  upon  market conditions,  generally,  and on the portfolio  manager's  analytical  and portfolio  management  skills.  The risks described below collectively form the risk profiles of the
Funds, and can affect the value of the Funds'  investments,  investment  performance and prices per share. There is also the risk that poor  securities  selection  by the  Manager  will cause the Fund to  underperform  other  funds having a similar  objective.  These  risks  mean that you can lose  money by  investing  in either  Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.

How Do the Investment Policies of the Funds Compare?

Both  Funds  invest  primarily  in  common  stocks of large  cap U.S.  issuers,  and both are  managed  by  Trinity
Investment  Management  Corporation  personnel using Trinity's  quantitative models.  Trinity Growth Fund purchases only  securities  that are  included in the SandP  500/BARRA  Growth  Index.  Although  Large Cap Growth Fund invests primarily in common  stocks of large cap U.S.  issuers,  it may  currently  invest up to 10% of its total assets in foreign  securities.  If the  Reorganization  is  approved,  Large Cap Growth Fund  anticipates  that its limit its stock purchases to those issuers  included in the SandP 500/BARRA  Growth Index  consistent  with Trinity  Investment
Management's quantitative model, and would no longer make investments in foreign securities.

Other Equity  Securities.  While Large Cap Growth Fund  emphasizes  investments in common  stocks,  it can also buy preferred  stocks and securities  convertible  into common stock.  The Manager  considers  some  convertible securities to be "equity  equivalents"  because of the conversion  feature and in that case their rating has less  impact  on the  Manager's  investment  decision  than in the case of other  debt  securities.  Trinity
       Growth Fund, in contrast,  only purchases  common stocks included in the SandP 500/BARRA  Growth Index. If the
       Reorganization  is  approved,  Large Cap Growth  Fund  anticipates  it would no longer  invest in  preferred stocks or securities convertible into common stock.

 Foreign  Securities.  Large  Cap  Growth  Fund can  currently  invest up to 10% of its  total  assets  in  foreign securities.  Large Cap Growth Fund can buy foreign  equity  securities  as well as foreign debt  securities, primarily for liquidity or defensive  purposes.  It can buy debt securities  issued by foreign  companies or
       by  foreign   governments  and  their  agencies.   While  foreign   securities   offer  special   investment
       opportunities, they also have special risks.
       The  change in value of a foreign  currency  against  the U.S.  dollar  will  result in a change in the U.S.
       dollar value of securities  denominated in that foreign  currency.  Additional  risks of foreign  securities include higher  transaction  and operating  costs for the Fund;  foreign issuers are not subject to the same accounting  and  disclosure  requirements  that apply to U.S.  companies;  and lack of  uniform  accounting, auditing and financial reporting  standards in foreign countries  comparable to those applicable to domestic issuers.  If the  Reorganization is approved,  Large Cap Growth Fund anticipates it would no longer purchase foreign securities.

Derivatives.  To seek  income  or for  hedging  purposes,  Large Cap  Growth  Fund can also  currently  invest in a variety of  derivative  investments  that pay interest  that depends on the change in value of an underlying asset,  interest rate or index.  Examples include interest rate swaps,  structured notes,  options,  futures contracts,  mortgage-related  securities  and other hedging  instruments.  A risk of derivatives is that, if the issuer of the  derivative  investment  does not pay the amount due, Large Cap Growth Fund can lose money on its  investments.  Also, the underlying  security or investment on which the derivative is based, and the derivative  itself, may not perform the way the Manager expected it to perform.  If that happens,  Large Cap
       Growth Fund will get less income than expected or it share prices could  decline.  Some  derivatives  may be illiquid,  making it difficult to sell them at an acceptable  price.  Trinity Growth Fund does not invest in derivative  securities.  If the  Reorganization  is approved,  Large Cap Growth Fund anticipates it would no longer purchase derivatives.

 Hedging.  Large  Cap  Growth  Fund can buy and sell  futures  contracts,  put and call  options,  and  enter  into interest rate swap  agreements.  These are all referred to as "hedging  instruments."  Large Cap Growth Fund does not use hedging  instruments  to a  substantial  degree and is not  required to use them in seeking its objective.  In  addition,  Large Cap Growth Fund does not use hedging for  speculative  purposes  and it has limits on its use of hedging  instruments.  Special  risks of using  hedging  instruments  are  described in
       Large Cap Growth Fund's  prospectus that accompanies this  Prospectus/Proxy  Statement.  Trinity Growth Fund does not use hedging  instruments.  If the Reorganization is approved,  Large Cap Growth Fund anticipates it will no longer invest in hedging instruments.

Temporary Defensive  Investments.  In times of adverse or unstable market,  economic or political conditions,  both
       Funds can  invest up to 100% of its  assets in  temporary  defensive  investments.  Generally  they would be high-quality,  short-term  money market  instruments,  such as a U.S.  government  securities,  highly rated commercial paper,  short-term  corporate debt obligations,  bank deposits or repurchase  agreements.  To the extent either Fund invests  defensively in these securities,  it might not achieve its investment  objective of capital appreciation.

Illiquid  and  Restricted  Securities.  Investments  may be  illiquid  because  they do not have an active  trading market,  making it  difficult  to value them or dispose of them  promptly at an  acceptable  price.  Neither
       Large Cap Growth nor Trinity  Growth Fund will  invest more than 10% (the Board can  increase  that limit to
       15%) of its net  assets  in  illiquid  securities.  A  restricted  security  is one that  has a  contractual restriction on its resale or which cannot be sold publicly  until it is registered  under the Securities Act of 1933. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine  whether to sell any  holdings to maintain  adequate  liquidity.  Certain  restricted  securities  that are eligible for resale to qualified  institutional buyers may not be subject to that limit, however,  there may be a limited market of qualified institutional buyers.

What are the fundamental investment restrictions of the Funds?

         Both Trinity Growth Fund and Large Cap Growth Fund have certain additional  investment  restrictions that, together with their  investment  objectives,  are fundamental  policies,  changeable only by shareholder  approval.
Generally, these investment restrictions are similar between the Funds and are discussed below.

o        Neither  Fund can  invest  25% or more of their  total  assets in any  industry.  Obligations  of the U.S.
     government,  its  agencies  and  instrumentalities  are not  considered  to be part of an  "industry"  for the purposes  of this  policy.  Large  Cap  Growth  Fund  will  not  invest  25% or more of its  total  assets  in government  securities  of any one  foreign  company  or in debt and  equity  securities  issued by  companies organized under the laws of any one foreign country.

o        Neither Fund can buy or sell real estate.  However,  they can purchase  readily-marketable  securities  of companies holding real estate or interests in real estate.

o        The Funds cannot  underwrite  securities of other  companies.  A permitted  exception is in case a Fund is deemed to be an underwriter  under the  Securities  Act of 1933 when reselling any securities  held in its own portfolio.

o        Neither Fund can issue "senior  securities," but this does not prohibit certain investment  activities for which assets of the Funds are  designated as  segregated,  or margin,  collateral or escrow  arrangements  are established,  to cover  the  related  obligations.  Examples  of those  activities  include  borrowing  money, reverse  repurchase  agreements,  delayed-delivery  and  when-issued  arrangements  for  portfolio  securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o        Neither Fund can invest in physical commodities or physical commodity  contracts.  However, it may buy and sell hedging instruments permitted by any of its other investment policies.

o        Neither  Fund can buy  securities  issued  or  guaranteed  by any one  issuer if more than 5% of its total assets would be invested in  securities  of that issuer or if it would then own more than 10% of that issuer's voting  securities.  That restriction  applies to 75% of the Fund's total assets.  The limit does not apply to securities  issued by the U.S.  government or any of its agencies or  instrumentalities.  This means that both
     Funds are presently a "diversified" investment company under the 1940 Act.

o        Trinity  Growth Fund cannot  borrow  money  except from banks in amounts not in excess of 5% of its assets as a temporary  measure to meet  redemptions.  Large Cap Growth Fund, as a matter of  non-fundamental  policy, may  borrow  from  banks on an  unsecured  basis to invest  the  borrowed  funds in  portfolio  securities  (a speculative  technique  known  as  "leverage"),  provided  that  the  value  of the  Fund's  assets,  less its liabilities  other  than  borrowings,  is equal to at least 300% of all  borrowings,  including  the  proposed borrowing (also known as "300% asset coverage").

o        Neither  Fund can make  loans.  However,  they can invest in debt  securities  that the Fund's  investment policies  and  restrictions  permit it to purchase.  The Funds may also lend their  portfolio  securities  and enter into repurchase agreements.

o        Neither Fund can  mortgage,  pledge or otherwise  hypothecate  any of its assets.  However,  this does not prohibit the Fund from escrow  arrangements  contemplated  by the put and call activities of the Fund or other collateral or margin  arrangements in connection with any of the hedging  instruments  permitted by any of its other policies.

o        Neither Fund cannot invest in companies for the purpose of acquiring control or management of them.

How do the Account Features and Shareholder Services for the Funds Compare?

         Investment  Management-  Pursuant  to  each  investment  advisory  agreement,  the  Manager  acts  as  the investment  advisor  for both  Funds.  For Trinity  Growth  Fund,  the  Manager  has  retained  Trinity  Investment
Management,   the  Sub-Advisor,   to  provide  day-to-day   portfolio  management  for  Trinity  Growth  Fund.  The
sub-advisory  fee is paid by the Manager out of its management fee. The investment  advisory  agreements state that the Manager will provide  administrative  services for the Funds, including compilation and maintenance of records, preparation  and  filing of  reports  required  by the SEC,  reports  to  shareholders,  and  composition  of proxy statements and registration  statements  required by Federal and state securities  laws.  Further,  the Sub-Advisor has agreed to furnish the Funds with office  space,  facilities  and  equipment  and arrange for its  employees  to serve as officers of the Funds.  The  administrative  services to be provided by the Manager  under the  investment advisory agreement will be at its own expense.

         Expenses not expressly  assumed by the Manager under each Fund's advisory  agreement or by the Distributor under  the  General  Distributor's  Agreement  are paid by the  Funds.  The  investment  advisory  agreements  list examples  of expenses  paid by the Funds,  the major  categories  of which  relate to  interest,  taxes,  brokerage commissions,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer agent  expenses,  share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

         Both investment  advisory  agreements  generally provide that in the absence of willful  misfeasance,  bad faith,  gross  negligence in the  performance  of its duties or reckless  disregard of its  obligations  and duties under the investment advisory  agreement,  the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection  with any matters to which the  agreement(s)  relate.  The agreements  permit the
Manager to act as investment  advisor for any other person,  firm or corporation.  Pursuant to each agreement,  the
Manager is permitted to use the name  "Oppenheimer" in connection with other investment  companies for which it may act as investment  advisor or general  distributor.  If the Manager  shall no longer act as  investment  advisor to the Funds, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of their names.

         The Manager is controlled by  Oppenheimer  Acquisition  Corp.,  a holding  company owned in part by senior officers of the Manager and ultimately  controlled by Massachusetts  Mutual Life Insurance  Company,  a mutual life insurance  company that also advises  pension plans and  investment  companies.  The Manager has been an investment advisor since January 1960. The Manager  (including  subsidiaries and an affiliate)  managed more than $120 billion in assets as of March 31, 2001,  including more than 65 funds with more than 5 million  shareholder  accounts.  The
Manager  is located  at Two World  Trade  Center,  34th  Floor,  New York,  New York  10048-0203.  OppenheimerFunds
Services,  a division of the Manager,  acts as transfer and  shareholder  servicing  agent on an at-cost  basis for both Trinity  Growth Fund and Large Cap Growth Fund and for certain  other  open-end  funds  managed by the Manager and its affiliates.

         Distribution  -  Pursuant  to  General  Distributor's  Agreements,   the  Distributor  acts  as  principal
underwriter  in a continuous  public  offering of shares of Trinity  Growth Fund and Large Cap Growth Fund,  but is
not  obligated  to  sell  a  specific  number  of  shares.  Expenses  normally  attributable  to  sales,  including
advertising  and  the  cost  of  printing  and  mailing   prospectuses  other  than  those  furnished  to  existing
shareholders,  are borne by the  Distributor,  except for those for which the Distributor is paid under each Fund's
Rule 12b-1 Distribution and Service Plan described below.

         Both Funds have adopted a Service Plan and Agreement  under Rule 12b-1 of the  Investment  Company Act for their Class A shares.  The Service Plan  provides for the  reimbursement  to the  Distributor  for a portion of its costs  incurred in  connection  with the personal  service and  maintenance  of accounts  that hold Class A shares.
Under the plan,  payment is made  quarterly at an annual rate that may not exceed  0.25% of the average  annual net assets of Class A shares of the Funds.  The  Distributor  currently  uses all of those fees to compensate  dealers, brokers,  banks and other financial  institutions  quarterly for expenses they incur in providing  personal service and maintenance of accounts of their customers that hold Class A shares.

         Both Funds have adopted  Distribution  and Service  Plans under Rule 12b-1 of the 1940 Act for their Class
B, Class C and Class N shares.  The Funds'  Plans  compensate  the  Distributor  for its  services in  distributing
Class  B,  Class C and  Class N shares  and  servicing  accounts.  Under  both  Funds'  Plans,  the  Funds  pay the
Distributor  an  asset-based  sales charge at an annual rate of 0.75% of Class B and Class C assets,  and an annual asset-based  sales  charge  of 0.25% on Class N shares.  The  Distributor  also  receives  a  service  fee 0.25% of average  annual net assets under each plan.  All fee amounts are  computed on the average  annual net assets of the class  determined  as of the close of each  regular  business  day of each Fund.  The  Distributor  uses all of the service fees to compensate  broker-dealers  for providing  personal  services and  maintenance of accounts of their customers  that hold shares of the Funds.  The Class B and Class N  asset-based  sales  charges are retained by the
Distributor.  After the first year, the Class C asset-based  sales charges are paid to  broker-dealers  who hold or whose  clients hold Class C shares as an ongoing  concession  for shares that have been  outstanding  for a year or more.

         Purchases  and  Redemptions  - Both Funds are part of the  OppenheimerFunds  family of mutual  funds.  The procedures for  purchases,  exchanges and  redemptions of shares of the Funds are identical.  Shares of either Fund may be  exchanged  for  shares  of the  same  class of other  Oppenheimer  funds  offering  such  shares.  Exchange privileges are subject to amendment or termination at any time.

         Both Funds have the same initial and  subsequent  minimum  investment  amounts for the purchase of shares.
These amounts are $1,000 and $25,  respectively.  Both Funds have a maximum  initial sales charge of 5.75% on Class
A shares for  purchases  of less than  $25,000.  The sales  charge of 5.75% is  reduced  for  purchases  of Class A shares of $25,000  or more.  Investors  who  purchase  $1  million  or more of Class A shares pay no initial  sales charge  but may have to pay a  contingent  deferred  sales  charge  of up to 1% if the  shares  are sold  within 18 calendar  months from the end of the calendar month during which they were  purchased.  Class B shares of the Funds are sold without a front-end  sales charge but may be subject to a contingent  deferred sales charge  ("CDSC") upon redemption  depending on the length of time the shares are held.  The CDSC begins at 5% for shares  redeemed in the first year and  declines  to 1% in the sixth year and is  eliminated  after that.  Class C shares may be  purchased without an initial  sales  charge,  but if redeemed  within 12 months of buying them, a CDSC of 1% may be deducted.
Class N shares are,  purchased without an initial sales charge,  but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

         Class  A,  Class  B,  Class C,  Class N and  Class Y shares  of Large  Cap  Growth  Fund  received  in the
Reorganization  will be issued at net  asset  value,  without a sales  charge  and no CDSC will be  imposed  on any
Trinity  Growth  Fund  shares  exchanged  for  Large Cap  Growth  Fund  shares  as a result of the  Reorganization.
However,  any CDSC that  applies to Trinity  Growth Fund shares as of the date of the  exchange  will carry over to
Large Cap Growth Fund shares received in the Reorganization.

         Shareholder  Services--Both  Funds also offer the following  privileges:  (i) Right of  Accumulation,  (ii)
Letter of Intent,  (iii)  reinvestment  of dividends  and  distributions  at net asset value,  (iv) net asset value purchases by certain  individuals and entities,  (v) Asset Builder  (automatic  investment)  Plans,  (vi) Automatic
Withdrawal  and  Exchange  Plans for  shareholders  who own  shares of the  Funds  valued at $5,000 or more,  (vii)
AccountLink and PhoneLink  arrangements,  (viii)  exchanges of shares for shares of the same class of certain other funds at net asset  value,  and (ix)  telephone  and  Internet  redemption  and  exchange  privileges.  All of such services and  privileges  are subject to amendment or  termination  at any time and are subject to the terms of the
Funds' respective prospectuses.

         Dividends and Distributions - Both Funds intend to declare  dividends  separately for each class of shares from net  investment  income on an annual basis and to pay those  dividends to  shareholders  in December on a date selected by the Board of Trustees of each Fund.  Dividends  and the  distributions  paid on Class A, Class B, Class
C, Class N or Class Y shares may vary over time,  depending on market  conditions,  the  composition  of the Funds'
portfolios,  and  expenses  borne  by the  particular  class of  shares.  Dividends  paid on  Class A  shares  will generally  be higher  than those paid on Class B, Class C, Class N or Class Y shares,  which  normally  have higher expenses  than Class A. The Funds have no fixed  dividend  rates and there can be no  guarantee  that  either  Fund will pay any dividends or distributions.

         Either  Fund may  realize  capital  gains on the sale of  portfolio  securities.  If it does,  it may make distributions  out of any net  short-term or long-term  capital gains in December of each year.  The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.

                                                VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

         The  affirmative  vote of the holders of a majority of the total  number of shares of Trinity  Growth Fund outstanding  and  entitled  to vote is  necessary  to approve the  Reorganization  Agreement  and the  transactions contemplated  thereby.  Each  shareholder  will be entitled to one vote for each full share,  and a fractional vote for each  fractional  share of Trinity  Growth Fund held on the Record  Date.  If  sufficient  votes to approve the proposal are not received by the date of the Meeting,  the Meeting may be adjourned to permit further  solicitation of  proxies.  The  holders of a majority  of shares  entitled  to vote at the  Meeting  and present in person or by proxy  (whether or not  sufficient to constitute a quorum) may adjourn the Meeting to permit  further  solicitation of proxies.

How do I ensure my vote is accurately recorded?

         You can vote in either of two ways:

o        By mail, with the enclosed proxy card.
o        In person at the Meeting.

         A proxy  card is,  in  essence,  a  ballot.  If you  simply  sign and date the  proxy  but give no  voting instructions,  your shares will be voted in favor of the  Reorganization  Agreement.  Shareholders may also be able to vote by telephone to the extent permitted by state law.

Can I revoke my proxy?

         Yes.  You may  revoke  your  proxy at any time  before  it is voted by (i)  writing  to the  Secretary  of
Trinity  Growth Fund at Two World Trade  Center,  34th Floor,  New York,  New York 10048 (if received in time to be acted upon);  (ii) attending the Meeting and voting in person;  or (iii) signing and returning a later-dated  proxy
(if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

         The Board of  Trustees  of Trinity  Growth  Fund does not intend to bring any  matters  before the Meeting other than those  described in this proxy.  It is not aware of any other  matters to be brought  before the Meeting by  others.  If any other  matters  legally  come  before  the  Meeting,  the proxy  ballots  confer  discretionary authority  with respect to such  matters,  and it is the  intention of the persons named to vote proxies to vote in accordance with their judgment in such matters.

Who is entitled to vote?

         Shareholders  of record of Trinity  Growth Fund at the close of  business  on June 13,  2001 (the  "record date") will be entitled to vote at the Meeting.  On May 25, 2001, there were  1,021,726.514  outstanding  shares of
Trinity Growth Fund,  consisting of 527,644.720  Class A shares,  349,001.685  Class B shares,  144,855.885 Class C shares,  124.224  Class N shares  and 100 Class Y shares.  On May 25,  2001 there  were  2,614,223.640  outstanding shares of Large Cap  Growth  Fund,  consisting  of  1,356,917.366  Class A  shares,  1,018,764.856  Class B shares,
238,330.567  Class C shares,  110.742  Class N shares and  100.109  Class Y shares.  Under  relevant  state law and
Trinity Growth Fund's charter  documents,  proxies  representing  abstentions and broker non-votes will be included for  purposes  of  determining  whether a quorum is present at the  Meeting,  but will be treated as votes not cast and,  therefore,  will not be counted for purposes of determining  whether the matters and proposals and motions to be voted upon at the Meeting have been  approved.  For purposes of the  Meeting,  a majority of shares  outstanding and  entitled to vote,  present in person or  represented  by proxy,  constitutes  a quorum.  Large Cap Growth Fund shareholders do not vote on the Reorganization.

What other solicitations will be made?

         Trinity Growth Fund will request  broker-dealer  firms,  custodians,  nominees and  fiduciaries to forward proxy  material to the  beneficial  owners of the shares of record,  and may  reimburse  them for their  reasonable expenses  incurred in connection with such proxy  solicitation.  In addition to solicitations by mail,  officers of
Trinity  Growth Fund or officers  and  employees  of  OppenheimerFunds  Services,  without  extra pay,  may conduct additional  solicitations  personally  or by telephone  or  telegraph.  Any  expenses so incurred  will be borne by
OppenheimerFunds  Services.  Proxies may also be solicited  by a proxy  solicitation  firm hired at Trinity  Growth
Fund's  expense.  If a proxy  solicitation  firm is hired,  it is  anticipated  that the cost of  engaging  a proxy solicitation  firm would not exceed $32,000,  plus the additional  costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for resolicitation of votes.

         Shares owned of record by  broker-dealers  for the benefit of their customers  ("street  account  shares")
will be voted by the  broker-dealer  based on  instructions  received from its customers.  If no  instructions  are received,  and the  broker-dealer  does not have  discretionary  power to vote such  street  account  shares  under applicable  stock exchange rules,  the shares  represented  thereby will be considered to be present at the Meeting for purposes of only  determining  the quorum ("broker  non-votes").  Because of the need to obtain a majority vote for the  Reorganization  proposal  to pass,  broker  non-votes  will have the same effect as a vote  "against"  the
Proposal.

Are there appraisal rights?

         No.   Under  the  1940  Act,   shareholders   do  not  have  rights  of  appraisal  as  a  result  of  the
Reorganization.  Although  appraisal rights are unavailable,  you have the right to redeem your shares at net asset value until the closing  date for the  Reorganization.  After the closing  date,  you may redeem your new Large Cap
Growth Fund shares or exchange  them into shares of certain  other funds in the  OppenheimerFunds  family of mutual funds, subject to the terms of the prospectuses of both funds.

                                          INFORMATION ABOUT LARGE CAP GROWTH FUND

         Information  about  Large Cap Growth  Fund is included  in Large Cap Growth  Fund's  Prospectus,  which is attached to and considered a part of this Proxy Statement and Prospectus.  Additional  information  about Large Cap
Growth Fund is included the Fund's  Statement of  Additional  Information  dated January 30, 2001, as revised March
1, 2001, its Annual Report and Semi-Annual  Reports dated July 31, 2000 and January 31, 2001,  respectively,  which have been  filed  with the SEC and are  incorporated  herein  by  reference.  You may  request a free copy of these
materials  and  other  information  by  calling   1.800.525.7048  or  by  writing  to  Large  Cap  Growth  Fund  at
OppenheimerFunds  Services,  P.O. Box 5270,  Denver,  CO 80217.  Large Cap Growth Fund also files proxy  materials, reports and other  information  with the SEC in accordance  with the  informational  requirements of the Securities and  Exchange  Act of 1934 and the 1940 Act.  These  materials  can be  inspected  and copied at: the SEC's  Public
Reference Room in Washington,  D.C.  (Phone:  1.202.942.8090)  or the EDGAR database on the SEC's Internet  website at  http://www.sec.gov.  Copies may be obtained  upon payment of a  duplicating  fee by  electronic  request at the
SEC's e-mail address:  publicinfo@sec.gov  or by writing to the SEC's Public Reference  Section,  Washington,  D.C.
20549-0102.

                                           INFORMATION ABOUT TRINITY GROWTH FUND

         Information  about Trinity  Growth Fund is included in the current  Trinity Growth Fund  Prospectus.  This document  has been filed  with the SEC and is  incorporated  by  reference  herein.  Additional  information  about
Trinity Growth Fund is also included in the Fund's Statement of Additional  Information  dated January 22, 2001, as revised March 1, 2001,  Annual  Report dated July 31, 2000 and  Semi-Annual  Report dated  January 31, 2001,  which have been filed with the SEC and are  incorporated  by  reference  herein.  You may request free copies of these or other  documents  relating  to Trinity  Growth  Fund by calling  1.800.525.7048  or by writing to  OppenheimerFunds
Services,  P.O. Box 5270,  Denver,  CO 80217.  Reports and other  information  filed by Trinity  Growth Fund can be inspected  and copied at: the SEC's Public  Reference  Room in  Washington,  D.C.  (Phone:  1.202.942.8090)  or the
EDGAR  database on the SEC's  Internet  web-site at  http://www.sec.gov.  Copies may be obtained  upon payment of a duplicating fee by electronic  request at the SEC's e-mail address:  publicinfo@sec.gov  or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

                                                   PRINCIPAL SHAREHOLDERS

As of the Record Date,  the officers and  Trustees of Trinity  Growth Fund,  as a group,  owned less than 1% of the outstanding  voting shares of Trinity  Growth Fund and Large Cap Growth Fund. As of May 25, 2001,  the only persons who owned of record or was known by the  Trinity  Growth  Fund to own  beneficially  5% or more of any class of the
Fund's outstanding shares were as follows:

Robert E. Zincke and Janet  Zincke JT TEN WROS NOT TC, 26 S.  Windsail Pl. The  Woodlands,  Texas  77381-3330,  which owned 28,613.355 Class A shares (representing approximately 5.42% of the Fund's then outstanding Class A shares).

Archer Cleaners and Shirt Laundry Inc., 625 N. York St. Muskogee,  Oklahoma 74403-3856,  which owned 27,596.944 Class
C shares  (representing  approximately  19.05% of the Fund's  then  outstanding  Class C shares);  Pension Inc TTEE
Nueske  Hillcrest Farm Meats Profit SHAR PL and TR UA DTD 1-1-92,  136 N. Maple Ave. Green Bay Wisconsin  54303-2748,
which owned  12,555.066 Class C shares  (representing  approximately  8.67% of the Fund's then outstanding  Class C shares);  and Salvatore  Spataro TR UA May 1, 2000 Frank Spataro IRREV TRUST,  308 Banbury Rd. North Massapequa New
York  11758-2701,  which  owned  9,676.878  Class C shares  (representing  approximately  6.68% of the Fund's  then outstanding Class C shares).

OppenheimerFunds,  Inc. c/o VP Financial Analysis,  6803 S. Tucson Way Englewood Colorado  80112-3924,  which owned
124.224 Class N shares (representing 100% of the Fund's then outstanding Class N shares).

OppenheimerFunds,  Inc. c/o VP Financial Analysis,  6803 S. Tucson Way Englewood Colorado  80112-3924,  which owned
100.00 Class Y shares (representing 100% of the Fund's then outstanding Class Y shares).

      To the  knowledge  of Large Cap Growth  Fund,  as of the Record Date,  no person  owned  (beneficially  or of record) 5% or more of the outstanding shares of Large Cap Growth Fund except for:

Steve Cardin TR KBR Systems 401(K) Plan U/A 11-29-95,  9457 S 670 W Sandy Utah  84070-6696,  which owned 15,783.642
Class C shares (representing approximately 6.62% of the Fund's the outstanding Class C shares).

OppenheimerFunds,  Inc. c/o VP Financial Analysis,  6803 S. Tucson Way Englewood Colorado  80112-3924,  which owned
110.742 Class N shares (representing 100% of the Fund's then outstanding Class N shares).

OppenheimerFunds,  Inc. c/o VP Financial Analysis,  6803 S. Tucson Way Englewood Colorado  80112-3924,  which owned
100.00 Class Y shares (representing 99.90% of the Fund's then outstanding Class Y shares).

By Order of the Board of Trustees

Andrew J. Donohue, Secretary

July 13, 2001

                                          EXHIBITS TO THE COMBINED PROXY
                                             STATEMENT AND PROSPECTUS

Exhibit

A        Agreement and Plan of Reorganization between Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap
         Growth Fund

B        Prospectus performance information for Oppenheimer Trinity Growth Fund and Oppenheimer Large Cap Growth
         Fund

                                                                                                          EXHIBIT A

                                       AGREEMENT AND PLAN OF REORGANIZATION

               AGREEMENT  AND  PLAN OF  REORGANIZATION  (the  "Agreement")  dated as of April  12,  2001 by and  between
      Oppenheimer  Trinity Growth Fund ("Trinity  Growth Fund"),  a Massachusetts  business trust and Oppenheimer  Large
      Cap Growth Fund ("Large Cap Growth Fund"), a Massachusetts business trust.

                                                     W I T N E S S E T H:

               WHEREAS, the parties are each open-end investment companies of the management type; and

               WHEREAS,  the parties hereto desire to provide for the  reorganization  pursuant to Section  368(a)(1) of the Internal  Revenue Code of 1986, as amended (the "Code"),  of Trinity  Growth Fund through the  acquisition  by
      Large Cap Growth  Fund of  substantially  all of the  assets of Trinity  Growth  Fund in  exchange  for the voting shares of  beneficial  interest  ("shares")  of Class A, Class B, Class C, Class N and Class Y shares of Large Cap
      Growth Fund and the  assumption  by Large Cap Growth Fund of certain  liabilities  of Trinity  Growth Fund,  which
      Class A, Class B and Class C shares of Large Cap Growth  Fund are to be  distributed  by Trinity  Growth  Fund pro rata to its shareholders in complete liquidation of Trinity Growth Fund and complete cancellation of its shares;

               NOW,  THEREFORE,  in consideration of the mutual promises herein  contained,  the parties hereto agree as follows:

               1.       The parties  hereto hereby adopt this  Agreement and Plan of  Reorganization  (the  "Agreement")
      pursuant to Section  368(a)(1) of the Code as follows:  The  reorganization  will be comprised of the  acquisition by Large Cap Growth  Fund of  substantially  all of the assets of Trinity  Growth  Fund in  exchange  for Class A,
      Class B,  Class C,  Class N and Class Y shares of Large Cap  Growth  Fund and the  assumption  by Large Cap Growth
      Fund of certain  liabilities of Trinity Growth Fund,  followed by the distribution of such Class A, Class B, Class
      C,  Class N and Class Y shares of Large Cap  Growth  Fund to the Class A,  Class B,  Class C,  Class N and Class Y
      shareholders  of Trinity  Growth Fund in exchange  for their Class A, Class B, Class C, Class N and Class Y shares of Trinity Growth Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

                        The share  transfer  books of Trinity  Growth  Fund will be  permanently  closed at the close of business on the Valuation Date (as hereinafter  defined) and only redemption  requests  received in proper form on or prior to the close of business on the  Valuation  Date shall be  fulfilled by Trinity  Growth Fund;  redemption requests  received by Trinity  Growth Fund after that date shall be treated as requests for the  redemption of the shares of Large Cap Growth  Fund to be  distributed  to the  shareholder  in  question  as  provided  in Section 5 hereof.

         2.       On the Closing Date (as hereinafter  defined),  all of the assets of Trinity Growth Fund on that date, excluding a cash reserve (the "cash  reserve") to be retained by Trinity Growth Fund  sufficient in its discretion for the payment of the expenses of Trinity Growth Fund's  dissolution  and its  liabilities,  but not in excess of the amount  contemplated  by Section 10E, shall be delivered as provided in Section 8 to Large Cap Growth Fund, in exchange for and against  delivery to Trinity  Growth Fund on the Closing Date of a number of Class A, Class B and
      Class C shares of Large Cap Growth Fund,  having an aggregate  net asset value equal to the value of the assets of
      Trinity Growth Fund so transferred and delivered.

         3.       The net asset  value of Class A, Class B and Class C shares of Large Cap Growth  Fund and the value of the assets of Trinity Growth Fund to be  transferred  shall in each case be determined as of the close of business of The New York Stock  Exchange on the  Valuation  Date.  The  computation  of the net asset value of the Class A,
      Class B and Class C shares of Large Cap Growth Fund and the Class A, Class B and Class C shares of Trinity  Growth
      Fund shall be done in the manner used by Large Cap Growth  Fund and  Trinity  Growth  Fund,  respectively,  in the computation of such net asset value per share as set forth in their respective  prospectuses.  The methods used by
      Large Cap Growth Fund in such  computation  shall be applied to the valuation of the assets of Trinity Growth Fund to be transferred to Large Cap Growth Fund.

                  Trinity  Growth Fund shall declare and pay,  immediately  prior to the  Valuation  Date, a dividend or dividends  which,  together with all previous such  dividends,  shall have the effect of  distributing  to Trinity
      Growth Fund's  shareholders  all of Trinity  Growth Fund's  investment  company  taxable  income for taxable years ending on or prior to the Closing Date (computed  without regard to any dividends paid) and all of its net capital gain, if any,  realized in taxable  years ending on or prior to the Closing Date (after  reduction for any capital loss carry-forward).

         4.       The closing (the "Closing") shall be at the offices of  OppenheimerFunds,  Inc. (the "Agent"),  6803 S
      Tucson Way, Englewood,  CO 80112, New York time on July 30, 2001 or at such other time or place as the parties may designate  or as provided  below (the  "Closing  Date").  The business  day  preceding  the Closing Date is herein referred to as the "Valuation Date."

                  In the event that on the Valuation Date either party has,  pursuant to the  Investment  Company Act of
      1940, as amended (the "Act"), or any rule, regulation or order thereunder,  suspended the redemption of its shares or postponed  payment  therefore,  the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement;  provided,  however,  that if such suspension shall continue  for a period of 60 days  beyond the  Valuation  Date,  then the other  party to the  Agreement  shall be permitted to terminate the Agreement without liability to either party for such termination.

      5.          In  conjunction  with the Closing,  Trinity  Growth Fund shall  distribute  on a pro rata basis to the shareholders  of  Trinity  Growth  Fund as of the  Valuation  Date  Class A, Class B, Class C, Class N and Class Y
      shares of Large Cap Growth Fund received by Trinity  Growth Fund on the Closing Date in exchange for the assets of
      Trinity  Growth Fund in complete  liquidation  of Trinity  Growth  Fund;  for the purpose of the  distribution  by
      Trinity  Growth  Fund of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund to Trinity
      Growth  Fund's  shareholders,  Large Cap Growth  Fund will  promptly  cause its  transfer  agent to: (a) credit an appropriate  number of Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth Fund on the books of Large Cap Growth  Fund to each Class A, Class B,  Class C, Class N and Class Y  shareholder  of Trinity  Growth
      Fund in accordance with a list (the "Shareholder List") of Trinity Growth Fund shareholders  received from Trinity
      Growth  Fund;  and (b) confirm an  appropriate  number of Class A, Class B, Class C, Class N and Class Y shares of
      Large Cap Growth Fund to each Class A, Class B, Class C, Class N and Class Y shareholder  of Trinity  Growth Fund;
      certificates  for  Class A shares of Large  Cap  Growth  Fund will be  issued  upon  written  request  of a former shareholder of Trinity Growth Fund but only for whole shares,  with fractional  shares credited to the name of the shareholder  on the books of Large Cap Growth Fund and only after any share  certificates  for Trinity Growth Fund are returned to the transfer agent.

                  The Shareholder  List shall indicate,  as of the close of business on the Valuation Date, the name and address of each  shareholder  of Trinity Growth Fund,  indicating  his or her share  balance.  Trinity Growth Fund agrees to supply the  Shareholder  List to Large Cap Growth Fund not later than the Closing Date.  Shareholders of
      Trinity  Growth Fund holding  certificates  representing  their  shares  shall not be required to surrender  their certificates  to anyone in  connection  with the  reorganization.  After the  Closing  Date,  however,  it will be necessary for such shareholders to surrender their certificates in order to redeem,  transfer or pledge the shares of Large Cap Growth Fund which they received.

         6.       Within one year after the Closing  Date,  Trinity  Growth Fund shall (a) either pay or make  provision for payment of all of its  liabilities  and taxes,  and (b) either (i) transfer any  remaining  amount of the cash reserve to Large Cap Growth Fund, if such remaining  amount (as reduced by the estimated cost of  distributing  it to  shareholders)  is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Trinity Growth Fund on the Valuation Date.  Such remaining  amount shall be deemed to be material if the amount to be distributed,  after deduction of the estimated expenses of the distribution,  equals or exceeds one cent per share of Trinity Growth Fund outstanding on the Valuation Date.

         7.       Prior to the Closing  Date,  there shall be  coordination  between the parties as to their  respective portfolios  so that,  after the Closing,  Large Cap Growth Fund will be in compliance  with all of its  investment policies and restrictions.  At the Closing,  Trinity Growth Fund shall deliver to Large Cap Growth Fund two copies of a list setting forth the  securities  then owned by Trinity Growth Fund.  Promptly  after the Closing,  Trinity
      Growth Fund shall  provide  Large Cap Growth Fund a list setting  forth the  respective  federal  income tax bases thereof.

         8.       Portfolio  securities  or written  evidence  acceptable  to Large Cap Growth Fund of record  ownership thereof by The Depository  Trust Company or through the Federal Reserve Book Entry System or any other  depository approved  by  Trinity  Growth  Fund  pursuant  to Rule 17f-4 and Rule 17f-5  under the Act shall be  endorsed  and delivered,  or transferred by appropriate transfer or assignment documents,  by Trinity Growth Fund on the Closing
      Date to Large Cap Growth Fund, or at its  direction,  to its  custodian  bank, in proper form for transfer in such condition  as to  constitute  good  delivery  thereof  in  accordance  with the  custom  of  brokers  and shall be accompanied by all necessary state transfer  stamps,  if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank  transfer payable to the order of Large Cap Growth Fund for the  account of Large Cap Growth  Fund.  Class A, Class B, Class C, Class N and Class Y shares of Large Cap Growth
      Fund  representing  the number of Class A,  Class B, Class C, Class N and Class Y shares of Large Cap Growth  Fund being delivered  against the assets of Trinity Growth Fund,  registered in the name of Trinity Growth Fund,  shall be  transferred  to Trinity  Growth Fund on the Closing Date.  Such shares shall  thereupon be assigned by Trinity
      Growth  Fund to its  shareholders  so that the shares of Large Cap Growth Fund may be  distributed  as provided in
      Section 5.

         If, at the Closing  Date,  Trinity  Growth Fund is unable to make  delivery  under this  Section 8 to Large Cap
      Growth Fund of any of its  portfolio  securities or cash for the reason that any of such  securities  purchased by
      Trinity  Growth Fund, or the cash proceeds of a sale of portfolio  securities,  prior to the Closing Date have not yet been  delivered to it or Trinity Growth Fund's  custodian,  then the delivery  requirements  of this Section 8 with respect to said  undelivered  securities or cash will be waived and Trinity Growth Fund will deliver to Large
      Cap Growth Fund by or on the Closing Date with respect to said  undelivered  securities or cash executed copies of an agreement or  agreements of assignment in a form  reasonably  satisfactory  to Large Cap Growth Fund,  together with such other documents,  including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Large Cap Growth Fund.

         9.       Large Cap Growth Fund shall not assume the  liabilities  (except for  portfolio  securities  purchased which have not settled and for  shareholder  redemption and dividend  checks  outstanding) of Trinity Growth Fund, but Trinity Growth Fund will,  nevertheless,  use its best efforts to discharge all known  liabilities,  so far as may be possible,  prior to the Closing  Date.  The cost of printing  and mailing the proxies and proxy  statements will be borne by Trinity  Growth Fund.  Trinity  Growth Fund and Large Cap Growth Fund will bear the cost of their respective tax opinion.  Any documents such as existing  prospectuses  or annual reports that are included in that mailing  will be a cost of the Fund issuing the  document.  Any other  out-of-pocket  expenses of Large Cap Growth
      Fund and Trinity Growth Fund associated with this reorganization,  including legal,  accounting and transfer agent expenses,  will be borne by  Trinity  Growth  Fund and Large Cap  Growth  Fund,  respectively,  in the  amounts so incurred by each.

         10.      The obligations of Large Cap Growth Fund hereunder shall be subject to the following conditions:

         A.       The Board of Trustees of Trinity  Growth Fund shall have  authorized  the execution of the  Agreement, and the  shareholders of Trinity Growth Fund shall have approved the Agreement and the  transactions  contemplated hereby,  and Trinity  Growth Fund shall have  furnished  to Large Cap Growth  Fund copies of  resolutions  to that effect  certified by the Secretary or the Assistant  Secretary of Trinity Growth Fund; such  shareholder  approval shall have been by the affirmative vote required by the  Massachusetts  Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

         B.       Large Cap Growth Fund shall have  received an opinion  dated as of the  Closing  Date from  counsel to
      Trinity  Growth  Fund,  to the effect that (i) Trinity  Growth Fund is a business  trust duly  organized,  validly existing and in good standing under the laws of the State of Massachusetts  with full corporate powers to carry on its  business  as then being  conducted  and to enter into and  perform  the  Agreement;  and (ii) that all action necessary to make the Agreement,  according to its terms,  valid,  binding and  enforceable on Trinity Growth Fund and to authorize  effectively  the  transactions  contemplated  by the Agreement have been taken by Trinity Growth
      Fund.  Massachusetts counsel may be relied upon for this opinion.

         C.       The  representations  and warranties of Trinity Growth Fund contained herein shall be true and correct at and as of the Closing  Date,  and Large Cap Growth Fund shall have been  furnished  with a  certificate  of the
      President,  or a Vice  President,  or the Secretary or the Assistant  Secretary or the Treasurer of Trinity Growth
      Fund, dated as of the Closing Date, to that effect.

D.       On the Closing Date, Trinity Growth Fund shall have furnished to Large Cap Growth
      Fund a certificate of the Treasurer or Assistant  Treasurer of Trinity Growth Fund as to the amount of the capital loss carry-over and net unrealized  appreciation or  depreciation,  if any, with respect to Trinity Growth Fund as of the Closing Date.

E.       The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Trinity Growth Fund at the close of business on the Valuation Date.

F.       A Registration Statement on Form N-14 filed by Large Cap Growth Fund under the
      Securities  Act of 1933,  as amended (the "1933 Act"),  containing a preliminary  form of the Proxy  Statement and
      Prospectus, shall have become effective under the 1933 Act.

         G.       On the Closing Date, Large Cap Growth Fund shall have received a letter of Andrew J.
      Donohue or other senior executive officer of  OppenheimerFunds,  Inc. acceptable to Large Cap Growth Fund, stating that nothing has come to his or her attention  which in his or her judgment  would indicate that as of the Closing
      Date there were any material,  actual or contingent  liabilities  of Trinity Growth Fund arising out of litigation brought  against  Trinity  Growth  Fund or claims  asserted  against  it, or  pending or to the best of his or her knowledge  threatened  claims or litigation  not reflected in or apparent from the most recent  audited  financial statements and footnotes  thereto of Trinity Growth Fund delivered to Large Cap Growth Fund.  Such letter may also include such  additional  statements  relating to the scope of the review  conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.       Large Cap Growth Fund shall have  received an opinion,  dated as of the Closing  Date, of KPMG LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I.       Large Cap Growth Fund shall have received at the Closing all of the assets of Trinity
      Growth Fund to be conveyed hereunder,  which assets shall be free and clear of all liens,  encumbrances,  security interests, restrictions and limitations whatsoever.

         The obligations of Trinity Growth Fund hereunder shall be subject to the following conditions:

         A.       The Board of Trustees of Large Cap Growth Fund shall have  authorized  the execution of the Agreement, and the transactions  contemplated  thereby, and Large Cap Growth Fund shall have furnished to Trinity Growth Fund copies of  resolutions  to that effect  certified by the Secretary or the Assistant  Secretary of Large Cap Growth
      Fund.

         B.       Trinity  Growth  Fund's   shareholders   shall  have  approved  the  Agreement  and  the  transactions contemplated  hereby,  by an  affirmative  vote required by the  Massachusetts  Law and its charter  documents and
      Trinity Growth Fund shall have furnished  Large Cap Growth Fund copies of resolutions to that effect  certified by the Secretary or an Assistant Secretary of Trinity Growth Fund.

         C.       Trinity  Growth Fund shall have received an opinion dated as of the Closing Date from counsel to Large
      Cap  Growth  Fund,  to the effect  that (i) Large Cap Growth  Fund is a  business  trust duly  organized,  validly existing and in good standing under the laws of the  Commonwealth  of  Massachusetts  with full powers to carry on its business as then being  conducted and to enter into and perform the Agreement;  (ii) all actions  necessary to make the  Agreement,  according to its terms,  valid,  binding and  enforceable  upon Large Cap Growth Fund and to authorize  effectively  the  transactions  contemplated by the Agreement have been taken by Large Cap Growth Fund, and (iii) the shares of Large Cap Growth Fund to be issued  hereunder are duly  authorized and when issued will be validly issued,  fully-paid and  non-assessable,  except as set forth under "Shareholder and Trustee Liability" in
      Large Cap Growth Fund's  Statement of Additional  Information.  Massachusetts  counsel may be relied upon for this opinion.

         D.       The  representations  and  warranties  of Large Cap Growth  Fund  contained  herein  shall be true and correct at and as of the Closing Date,  and Trinity  Growth Fund shall have been  furnished  with a certificate of the President,  a Vice President or the Secretary or the Assistant Secretary or the Treasurer of the Trust to that effect dated as of the Closing Date.

         E.       Trinity  Growth  Fund shall have  received  an opinion of KPMG LLP to the effect  that the federal tax consequences  of the  transaction,  if carried out in the manner  outlined in the Agreement and in accordance with
      (i)  Trinity  Growth  Fund's  representation  that  there  is no plan or  intention  by any  Trinity  Growth  Fund shareholder who owns 5% or more of Trinity Growth Fund's  outstanding  shares,  and, to Trinity Growth Fund's best knowledge,  there is no plan or  intention  on the part of the  remaining  Trinity  Growth Fund  shareholders,  to redeem,  sell,  exchange  or  otherwise  dispose  of a number of Large Cap  Growth  Fund  shares  received  in the transaction  that would reduce  Trinity Growth Fund  shareholders'  ownership of Large Cap Growth Fund shares to a number of shares  having a value,  as of the Closing  Date,  of less than 50% of the value of all of the  formerly outstanding  Trinity Growth Fund shares as of the same date, and (ii) the representation by each of Trinity Growth
      Fund and Large Cap Growth Fund that,  as of the Closing Date,  Trinity  Growth Fund and Large Cap Growth Fund will qualify as regulated  investment  companies or will meet the diversification  test of Section  368(a)(2)(F)(ii) of the Code, will be as follows:

1.       The  transactions  contemplated  by the Agreement will qualify as a tax-free  "reorganization"  within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

         2.       Trinity  Growth  Fund and Large Cap Growth  Fund will each  qualify  as a "party to a  reorganization"
      within the meaning of Section 368(b)(2) of the Code.

         3.       No gain or loss will be recognized by the  shareholders  of Trinity Growth Fund upon the  distribution of Class A, Class B and Class C shares of  beneficial  interest  in Large Cap Growth Fund to the  shareholders  of
      Trinity Growth Fund pursuant to Section 354 of the Code.

         4.       Under Section  361(a) of the Code no gain or loss will be recognized by Trinity  Growth Fund by reason of the transfer of  substantially  all its assets in exchange for Class A, Class B and Class C shares of Large Cap
      Growth Fund.

         5.       Under  Section 1032 of the Code no gain or loss will be  recognized by Large Cap Growth Fund by reason of the transfer of substantially  all of Trinity Growth Fund's assets in exchange for Class A, Class B and Class C shares of Large Cap Growth Fund and Large Cap Growth Fund's  assumption of certain  liabilities  of Trinity Growth
      Fund.

         6.       The  shareholders of Trinity Growth Fund will have the same tax basis and holding period for the Class
      A, Class B and Class C shares of  beneficial  interest in Large Cap Growth Fund that they  receive as they had for
      Trinity Growth Fund shares that they previously  held,  pursuant to Section 358(a) and 1223(1),  respectively,  of the Code.

         7.       The  securities  transferred  by Trinity  Growth  Fund to Large Cap Growth Fund will have the same tax basis and holding  period in the hands of Large Cap Growth Fund as they had for Trinity  Growth Fund,  pursuant to
      Section 362(b) and 1223(1), respectively, of the Code.

         F.       The cash  reserve  shall not exceed 10% of the value of the net assets,  nor 30% in value of the gross assets, of Trinity Growth Fund at the close of business on the Valuation Date.

         G.       A Registration  Statement on Form N-14 filed by Large Cap Growth Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

         H.       On the Closing  Date,  Trinity  Growth Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of  OppenheimerFunds,  Inc.  acceptable to Trinity Growth Fund,  stating that nothing has come to his or her attention  which in his or her judgment  would  indicate that as of the Closing Date there were any material,  actual or contingent liabilities of Large Cap Growth Fund arising out of litigation brought against
      Large  Cap  Growth  Fund or  claims  asserted  against  it, or  pending  or, to the best of his or her  knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited  financial  statements and footnotes  thereto of Large Cap Growth Fund  delivered to Trinity  Growth Fund.  Such letter may also include such
      additional   statements  relating  to  the  scope  of  the  review  conducted  by  such  person  and  his  or  her responsibilities and liabilities as are not unreasonable under the circumstances.

I.       Trinity  Growth  Fund  shall  acknowledge  receipt of the Class A, Class B and Class C shares of Large Cap
      Growth Fund.

         12.      Trinity Growth Fund hereby represents and warrants that:

         A.       The audited  financial  statements of Trinity Growth Fund as of July 31, 2000 and unaudited  financial statements  as of January 31, 2001  heretofore  furnished to Large Cap Growth Fund,  present  fairly the financial position,  results of operations,  and changes in net assets of Trinity Growth Fund as of that date, in conformity with generally  accepted  accounting  principles  applied on a basis  consistent with the preceding year; and that from  January 31, 2001  through the date hereof  there have not been,  and through the Closing Date there will not be, any material  adverse  change in the business or financial  condition of Trinity  Growth Fund, it being agreed that a decrease  in the size of Trinity  Growth  Fund due to a  diminution  in the value of its  portfolio  and/or redemption of its shares shall not be considered a material adverse change;

B.       Contingent  upon approval of the Agreement and the  transactions  contemplated  thereby by Trinity  Growth
      Fund's shareholders,  Trinity Growth Fund has authority to transfer all of the assets of Trinity Growth Fund to be conveyed hereunder free and clear of all liens,  encumbrances,  security  interests,  restrictions and limitations whatsoever;

C.       The Prospectus,  as amended and supplemented,  contained in Trinity Growth Fund's  Registration  Statement under the 1933 Act, as amended,  is true,  correct and complete,  conforms to the requirements of the 1933 Act and does not contain any untrue  statement of a material  fact or omit to state a material  fact required to be stated
      therein or necessary to make the statements therein not misleading.  The Registration  Statement, as amended, was, as of the date of the filing of the last Post-Effective  Amendment,  true, correct and complete,  conformed to the requirements  of the 1933 Act and did not  contain  any untrue  statement  of a  material  fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         D.       There is no  material  contingent  liability  of  Trinity  Growth  Fund and no  material  claim and no material  legal,  administrative  or other  proceedings  pending  or, to the  knowledge  of Trinity  Growth  Fund, threatened against Trinity Growth Fund, not reflected in such Prospectus;

         E.       Except for the Agreement,  there are no material contracts outstanding to which Trinity Growth Fund is a party other than those ordinary in the conduct of its business;

         F.       Trinity Growth Fund is a  Massachusetts  business trust duly organized,  validly  existing and in good standing  under the laws of the State of  Massachusetts;  and has all  necessary  and  material  Federal and state authorizations  to own all of its assets and to carry on its business as now being  conducted;  and Trinity Growth
      Fund that is duly registered under the Act and such  registration has not been rescinded or revoked and is in full force and effect;

         G.       All Federal and other tax returns and reports of Trinity  Growth Fund required by law to be filed have been filed,  and all federal and other  taxes shown due on said  returns and reports  have been paid or  provision shall have been made for the  payment  thereof  and to the best of the  knowledge  of Trinity  Growth Fund no such return is  currently  under audit and no  assessment  has been  asserted  with  respect to such returns and to the extent such tax returns with respect to the taxable year of Trinity  Growth Fund ended July 31, 2000 have not been filed,  such  returns will be filed when  required  and the amount of tax shown as due thereon  shall be paid when due; and

         H.       Trinity Growth Fund has elected that Trinity Growth Fund be treated as a regulated  investment company and, for each fiscal year of its operations,  Trinity Growth Fund has met the  requirements of Subchapter M of the
      Code for  qualification  and treatment as a regulated  investment  company and Trinity Growth Fund intends to meet such requirements with respect to its current taxable year.

13.      Large Cap Growth Fund hereby represents and warrants that:

A.       The audited  financial  statements  of Large Cap Growth Fund as of July 31, 2000 and  unaudited  financial statements  as of January 31, 2001  heretofore  furnished to Trinity  Growth Fund,  present  fairly the  financial position,  results  of  operations,  and  changes  in net assets of Large Cap  Growth  Fund,  as of that date,  in conformity with generally  accepted  accounting  principles applied on a basis consistent with the preceding year;
      and that from  January 31, 2001  through the date hereof  there have not been,  and through the Closing Date there will not be, any material  adverse  changes in the business or  financial  condition of Large Cap Growth Fund,  it being  understood  that a decrease  in the size of Large Cap Growth Fund due to a  diminution  in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.       The Prospectus,  as amended and supplemented,  contained in Large Cap Growth Fund's Registration Statement under the 1933 Act, is true,  correct and  complete,  conforms  to the  requirements  of the 1933 Act and does not contain any untrue  statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Registration  Statement,  as amended, was, as of the date  of the  filing  of  the  last  Post-Effective  Amendment,  true,  correct  and  complete,  conformed  to the requirements  of the 1933 Act and did not  contain  any untrue  statement  of a  material  fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         C.       Except for this Agreement,  there is no material contingent  liability of Large Cap Growth Fund and no material claim and no material legal,  administrative or other  proceedings  pending or, to the knowledge of Large
      Cap Growth Fund, threatened against Large Cap Growth Fund, not reflected in such Prospectus;

         D.       There are no  material  contracts  outstanding  to which  Large Cap Growth  Fund is a party other than those ordinary in the conduct of its business;

         E.       Large Cap Growth Fund is a business trust duly organized,  validly existing and in good standing under the laws of the  Commonwealth of  Massachusetts;  Large Cap Growth Fund has all necessary and material Federal and state  authorizations  to own all its properties  and assets and to carry on its business as now being  conducted;
      the Class A, Class B and Class C shares of Large Cap Growth Fund which it issues to Trinity  Growth Fund  pursuant to the Agreement will be duly  authorized,  validly  issued,  fully-paid and  non-assessable,  except as set forth under  "Shareholder  and Trustee  Liability" in Large Cap Growth Fund's  Statement of Additional  Information,  will conform to the description  thereof contained in Large Cap Growth Fund's  Registration  Statement and will be duly registered under the 1933 Act and in the states where registration is required;  and Large Cap Growth Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

         F.       All federal  and other tax  returns  and reports of Large Cap Growth Fund  required by law to be filed have been  filed,  and all  federal  and other  taxes  shown due on said  returns  and  reports  have been paid or provision  shall have been made for the payment thereof and to the best of the knowledge of Large Cap Growth Fund, no such return is currently  under audit and no  assessment  has been asserted with respect to such returns and to the extent such tax  returns  with  respect to the taxable  year of Large Cap Growth Fund ended July 31, 2000 have not been filed,  such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

         G.       Large Cap Growth  Fund has  elected to be treated as a  regulated  investment  company  and,  for each fiscal year of its  operations,  Large Cap Growth Fund has met the  requirements  of  Subchapter M of the Code for qualification  and  treatment  as a regulated  investment  company and Large Cap Growth Fund  intends to meet such requirements with respect to its current taxable year;

         H.       Large Cap Growth  Fund has no plan or  intention  (i) to dispose of any of the assets  transferred  by
      Trinity  Growth Fund,  other than in the ordinary  course of business,  or (ii) to redeem or reacquire  any of the
      Class A, Class B, Class C, Class N and Class Y shares  issued by it in the  reorganization  other than pursuant to valid requests of shareholders; and

         I.       After  consummation of the transactions  contemplated by the Agreement,  Large Cap Growth Fund intends to operate its business in a substantially unchanged manner.

         14.      Each  party  hereby  represents  to the other that no broker or finder  has been  employed  by it with respect to the Agreement or the transactions  contemplated  hereby. Each party also represents and warrants to the other that the  information  concerning it in the Proxy  Statement and Prospectus  will not as of its date contain any untrue  statement of a material fact or omit to state a fact  necessary to make the  statements  concerning it therein not misleading and that the financial  statements  concerning it will present the information shown fairly in accordance  with generally  accepted  accounting  principles  applied on a basis  consistent with the preceding year.  Each party also  represents and warrants to the other that the Agreement is valid,  binding and enforceable in accordance with its terms and that the execution,  delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws,  contract,  agreement,  judgment, decree or order to which it is subject or to which it is a party.  Large Cap Growth Fund hereby  represents to and covenants  with Trinity  Growth Fund that, if the  reorganization  becomes  effective,  Large Cap Growth Fund will treat each  shareholder  of Trinity  Growth Fund who received any of Large Cap Growth Fund's shares as a result of the  reorganization  as having made the minimum  initial  purchase of shares of Large Cap Growth Fund  received by such shareholder for the purpose of making additional  investments in shares of Large Cap Growth Fund,  regardless of the value of the shares of Large Cap Growth Fund received.

         15.      Large Cap Growth Fund  agrees that it will  prepare  and file a  Registration  Statement  on Form N-14 under the 1933 Act which shall contain a preliminary  form of proxy statement and prospectus  contemplated by Rule
      145 under the 1933 Act. The final form of such proxy  statement and  prospectus is referred to in the Agreement as the  "Proxy  Statement  and  Prospectus."  Each  party  agrees  that it will use its  best  efforts  to have  such
      Registration  Statement declared  effective and to supply such information  concerning itself for inclusion in the
      Proxy  Statement  and  Prospectus  as may be  necessary  or  desirable  in this  connection.  Trinity  Growth Fund covenants and agrees to liquidate and dissolve as soon as  practicable  to the extent  required  under the laws of the State of Massachusetts, and, upon Closing, to cause the cancellation of its outstanding shares.

         16.       The  obligations  of the  parties  shall be  subject  to the right of  either  party to  abandon  and terminate the Agreement for any reason and there shall be no liability for damages or other recourse  available to a party not so terminating this Agreement,  provided, however, that in the event that a party shall terminate this
      Agreement  without  reasonable  cause,  the party so terminating  shall,  upon demand,  reimburse the party not so terminating for all expenses,  including  reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

         17.      The Agreement may be executed in several counterparts,  each of which shall be deemed an original, but all taken  together  shall  constitute  one  Agreement.  The rights and  obligations of each party pursuant to the
      Agreement shall not be assignable.

         18.      All prior or  contemporaneous  agreements and  representations  are merged into the  Agreement,  which constitutes the entire contract  between the parties hereto.  No amendment or modification  hereof shall be of any force and effect  unless in writing  and signed by the  parties  and no party  shall be deemed to have  waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

         19.      Large Cap Growth Fund  understands that the obligations of Trinity Growth Fund under the Agreement are not binding upon any Trustee or shareholder of Trinity Growth Fund  personally,  but bind only Trinity Growth Fund and Trinity Growth Fund's property.

         20.      Trinity Growth Fund  understands that the obligations of Large Cap Growth Fund under the Agreement are not binding upon any trustee or  shareholder of Large Cap Growth Fund  personally,  but bind only Large Cap Growth
      Fund and Large Cap Growth Fund's  property.  Trinity Growth Fund  represents  that it has notice of the provisions of the Declaration of Trust of Large Cap Growth Fund  disclaiming  shareholder  and trustee  liability for acts or obligations of Large Cap Growth Fund.

         IN WITNESS  WHEREOF,  each of the parties has caused the  Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                           OPPENHEIMER TRINITY GROWTH FUND

                           By:       /s/ Andrew J. Donohue
                                    Andrew J. Donohue
                                    Secretary

                           OPPENHEIMER  LARGE CAP GROWTH FUND

                           By:      /s/ Andrew J. Donohue
                                    Andrew J. Donohue
                                    Secretary

Part B

                                        STATEMENT OF ADDITIONAL INFORMATION
                                           TO PROSPECTUS/PROXY STATEMENT

                                         Acquisition of the Assets of the
                                          OPPENHEIMER TRINITY GROWTH FUND

                                       By and in exchange for Shares of the
                                         OPPENHEIMER LARGE CAP GROWTH FUND

         This Statement of Additional Information to this Prospectus/Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Trinity Growth Fund
("Trinity Growth Fund") for shares of Oppenheimer Large Cap Growth Fund ("Large Cap Growth Fund").

         This SAI  consists of this Cover Page and the  following  documents:  (i) Annual and  Semi-Annual  Reports dated July 31, 2000 and January 31, 2001,  respectively,  of Trinity Growth Fund;  (ii) the Annual and  Semi-Annual
Reports dated July 31, 2000 and January 31, 2001,  respectively  of Large Cap Growth Fund;  (iii) the Prospectus of
Trinity Growth Fund dated January 22, 2001 as revised March 1, 2001;  (iv) the Statement of Additional  Information
of  Trinity  Growth  Fund dated  January  22,  2001 as revised  March 1, 2001;  (iv) the  Statement  of  Additional
Information  of Large Cap Growth  Fund dated  January  30,  2001 as  revised  March 1, 2001;  and (v) the pro forma financial statements for the 12 month period ended January 31, 2001.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy
Statement dated June _____, 2001, relating to the above-referenced transaction. You can request a copy of the
Prospectus/Proxy Statement by calling 1.800.525.7048 or by writing OppenheimerFunds Services at P.O. Box 5270,
Denver, Colorado 80217. The date of this SAI is June ______, 2001.